UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Annual report 4|30|12

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Annual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	38

Shareholder meeting results	39

About the Trustees	40

Officers	42

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

The opportunities for growth in Asian markets are substantial. In 2010, the United States’ GDP grew at a rate of 2.7%; meanwhile, Singapore, Taiwan, Thailand, the Philippines, China, and India all saw their economies expand at a rate of 7% to 10%, or more. Putnam Asia Pacific Equity Fund seeks to harness the growth potential of Asian and Pacific Basin companies, which are among the fastest growing in the world today. In fact, Asia-Pacific companies, as measured by the MSCI All Country Asia ex Japan Index (ND), have outperformed the U.S. companies in the S&P 500 Index in 8 of the past 10 calendar years.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund’s manager is supported by a team of research analysts and specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2011.

Strong historical results

The MSCI All Country Asia ex Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 8 of the past 10 years, in some cases by sizable margins.

The MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI All Country Asia ex Japan Index (ND) replaces the MSCI All Country Asia Pacific Index (ND) as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

4

Interview with your fund’s portfolio manager

What drove Putnam Asia Pacific Equity Fund’s results for the annual period?

The past 12 months can be divided into two distinct periods. The first six months were punctuated by global economic concerns regarding the European sovereign debt crisis, with the situation reaching a crescendo in August and September of 2011. Although macroeconomic conditions of Asia-Pacific countries were sound and corporate fundamentals were generally strong, the region’s stock markets were hurt by concerns over Europe and slower U.S. economic growth.

The portfolio’s performance during the first half of the period disappointed, but improved markedly since the start of 2012. Still, the trailing 12-month performance relative to its benchmark has been negative, and much of it can be tied to the first half.

Did you make any changes in the portfolio as a result of this shifting market environment?

In March and April of this year, after the markets rallied following the restructuring of Greece’s debt and the performance of some portfolio holdings had improved, we took profits, reduced riskier positions, and raised cash. Even though the markets rallied, it is my belief that a permanent fix to Europe’s problems has not yet taken place. We believe that until Europe’s debt problems are contained, once and for all, we are going to experience periodic risk-related sell-offs in markets around the world. I also reduced our exposure to China somewhat in

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

5

anticipation of a potential economic slowdown in that country.

If fundamentals were stronger in the Asia-Pacific region compared with the rest of the world, why did the region’s stocks suffer?

When stocks sell off globally because of heightened risk-aversion, Asia-Pacific equities often get disproportionately punished, in my opinion. One reason is that Asia-Pacific capital markets are “shallower” — that is, they lack the liquidity of other markets. When $10 billion moves out of the Asia-Pacific equity markets into fixed-income markets, for example, the needle gets moved much more significantly than when $10 billion moves out of the S&P 500 Index.

Because of past crises, Asia-Pacific markets also suffer because of a lingering perception that they are inherently riskier. But these markets have proven themselves since the 1997 Asian Financial Crisis, after which many of the region’s governments took action and now have their financial houses in order. As a result, Asia-Pacific economies, in my view, are far more resilient today than their developed market counterparts. In addition, we believe that the rise of a strong consumer class and other demographic growth profiles are positive factors at work in these countries.

What are your views on the future of economic growth in China, which remains the fund’s top country allocation?

We believe that the days of China’s GDP growing 10% or 12% have ended. Government officials now want to rebalance the economy and encourage more domestic consumption. The idea is to reduce China’s dependence on exports and foster Chinese consumerism as an engine for economic growth. I believe that Chinese officials will be more content with GDP growth of 8% or 9% — still robust economic growth by developed-world standards but slow enough to contain inflation while fostering domestic growth. My belief is that China’s economic policy will

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

be more reactive this year as officials try to achieve this, and I have slightly reduced the portfolio’s exposure to China as a result.

Which stocks contributed to performance during the period?

The portfolio’s top contributor was an overweight position in Samsung Electronics, a South Korean company that manufactures and sells mobile devices, memory technology, and household appliances, including televisions. Samsung, along with Apple Computer, is becoming a leading provider of smartphones. With its low- and medium-priced smartphones, Samsung is gaining market share from Apple and becoming one of the world’s dominant industry players. Samsung’s stock appreciated during the period as investors realized that the company has potentially significant competitive advantages.

Kasikornbank, another above-benchmark position, also helped. The third-largest bank in Thailand, Kasikornbank fared well, despite the floods in Thailand in the summer of 2011. Kasikornbank also has an opportunity to capitalize on Thailand’s sustainable long-term macroeconomic growth. Cost reductions led by information-technology improvements at the bank and a lack of flood-related losses have improved Kasikornbank’s earnings outlook and boosted the value of its stock.

Media Nusantara Citra, an out-of-benchmark stock selection, also contributed. Media Nusantara Citra is a leading media company in Indonesia. The country of 240 million has a growing advertising market, a low television ownership/penetration rate, attractive demographic trends, and increasing market participation by multinational consumer goods companies. We took profits and sold out of this position in early March of this year.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/12. Short-term holdings are excluded. Holdings will vary over time.

7

Which holdings hurt results?

The top detractor was an overweight position in the Industrial Bank of Korea [IBK]. We owned IBK because we believed it would deliver steady returns and earnings growth, and it was attractively valued. The stock did deliver strong performance that benefited the portfolio during the early part of the period. However, IBK’s earnings outlook began to deteriorate when the Korean government offered financial support to many of the country’s small and midsize corporations — the bank’s primary client base — and this hurt the stock’s performance. Moreover, the weakening global macroeconomic environment contributed to concerns over the strength of the asset class in general, and this hurt the performance of the Korean banking sector. We no longer hold this stock in the portfolio.

China WindPower, an out-of-benchmark position, held back returns. Concerns about an overcapacity in windpower generation and grid-connection issues in China drove the stock’s underperformance. We do not share the market’s concerns, as company management has been careful to plan new capacity to avoid these problems. Additionally, concerns over access to, and cost of, debt financing for the company’s significant pipeline of projects have also been raised. However, the company has secured long-term funding from multinational organizations, such as the International Finance Corporation and the Asian Development Bank. We maintain our position in the stock.

China National Materials, a cement and cement equipment manufacturer based primarily in western China, also detracted from results. This overweight holding relative to the fund’s benchmark was hurt by the overall economic downturn among Chinese cement companies during the earlier part of the period.

What is your outlook for Asia-Pacific markets and the fund?

The outlook for equity markets around the world will remain challenging for two reasons: The United States has not solved its structural

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

deficit problems, and Europe has not permanently inoculated itself against its sovereign debt issues. Consequently, it is my belief that markets worldwide will experience periodic sell-offs whenever these troubles recur. And it is my belief that they will keep recurring until permanent and lasting fixes are in place. Unfortunately, I do not see those happening any time soon.

As I mentioned, we believe that there are many positive underlying macroeconomic and demographic fundamentals in the Asia-Pacific countries where we invest. There is a great deal of consumer demand growth in these countries. People are spending and economies are in good fiscal shape.

Yet, in our view, that disconnect between what is taking place in Asia-Pacific countries and the rest of the world will persist. We need to be more nimble in how we manage the fund. We also need to be more mindful of companies that are more exposed — or perceived as being more exposed — to problems in the developed world. Going forward, we have to be more sensitive to the challenges emanating out of developed markets and more prudent in taking profits.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Gasoline prices have dropped in recent weeks from the year-to-date high of $3.94 reached on April 2. As of June 4, 2012, the average price of a gallon of regular gasoline fell to $3.61, the U.S. Energy Information Administration reported. Driving the price declines were waning concerns over Iran’s nuclear program as well as sluggish demand from slow-growing economies in the United States and Europe. Meanwhile, the crude oil supply situation has improved, with some refineries that were slated for closure now coming back online. The recent drop in prices at the pump has led analysts to recalibrate their price predictions for the summer driving season. Just months ago, some predicted that gas prices could shoot above $4 a gallon and reach $5 by the summer. Now those price increases appear unlikely. Because high gas prices can hinder economic growth, falling prices could help by putting more money back into consumers’ pockets.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	19.69%	12.80%	17.23%	14.45%	17.20%	17.20%	18.08%	13.97%	18.92%	20.60%
Annual average	6.44	4.27	5.67	4.79	5.66	5.66	5.94	4.64	6.20	6.72

1 year	–16.04	–20.85	–16.53	–20.12	–16.57	–17.29	–16.38	–19.31	–16.19	–15.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10

Comparative index returns For periods ended 4/30/12

			Lipper Pacific Region
	MSCI All Country Asia	MSCI All Country Asia	ex Japan Funds
	ex Japan Index (ND)	Pacific Index (ND)	category average*

Life of fund	39.07%	27.65%	39.44%
Annual average	12.13	8.84	11.83

1 year	–10.40	–7.74	–11.24

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI All Country Asia ex Japan Index (ND) replaces the MSCI All Country Asia Pacific Index (ND) as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* Over the 1-year and life-of-fund periods ended 4/30/12, there were 91 and 56 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,723 ($11,445 with contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,720, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,397 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,892 and $12,060, respectively.

11

Fund price and distribution information For the 12-month period ended 4/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.024		—	—	—		$0.016	$0.041

Capital gains — Long-term	0.867		$0.867	$0.867	$0.867		0.867	0.867

Capital gains — Short-term	0.425		0.425	0.425	0.425		0.425	0.425

Return of capital	0.035		0.018	0.018	0.018		0.029	0.048

Total	$1.351		$1.310	$1.310	$1.310		$1.337	$1.381

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$13.00	$13.79	$12.91	$12.88	$12.96	$13.43	$12.97	$13.02

4/30/12	9.36	9.93	9.27	9.24	9.33	9.67	9.33	9.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	20.20%	13.29%	17.61%	14.82%	17.70%	17.70%	18.46%	14.34%	19.30%	20.99%
Annual average	6.79	4.56	5.96	5.06	5.99	5.99	6.23	4.90	6.50	7.04

1 year	–12.37	–17.39	–13.09	–16.83	–13.04	–13.79	–12.89	–15.92	–12.69	–12.22

12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/11*	1.72%	2.47%	2.47%	2.22%	1.97%	1.47%

Total annual operating expenses for the fiscal year
ended 4/30/11	3.53%	4.28%	4.28%	4.03%	3.78%	3.28%

Annualized expense ratio for the six-month period
ended 4/30/12†‡	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 4/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2011, to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.27	$12.10	$12.10	$10.83	$9.55	$6.99

Ending value (after expenses)	$1,064.90	$1,062.80	$1,061.80	$1,063.50	$1,064.70	$1,066.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2012, use the following calculation method. To find the value of your investment on November 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.07	$11.81	$11.81	$10.57	$9.32	$6.82

Ending value (after expenses)	$1,016.86	$1,013.13	$1,013.13	$1,014.37	$1,015.61	$1,018.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI AC (All Country) Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

MSCI AC (All Country) Asia Pacific Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years ended April 30, 2012 and the period from June 12, 2009 (commencement of operations) to April 30, 2010. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Equity Fund as of April 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 22, 2012

18

The fund’s portfolio 4/30/12

COMMON STOCKS (90.7%)*	Shares	Value

Airlines (1.2%)
China Eastern Airlines Corporation Limited (Hong Kong) †	124,000	$41,394

Korean Air Lines Co., Ltd. (South Korea) †	1,294	50,953

		92,347
Auto components (1.8%)
Hyundai Mobis (South Korea)	512	139,312

		139,312
Automobiles (4.5%)
Brilliance China Automotive Holdings, Inc. (China) †	66,000	71,626

Hyundai Motor Co. (South Korea)	490	116,416

Kia Motors Corp. (South Korea)	2,163	159,623

		347,665
Capital markets (0.6%)
BGP Holdings PLC (Malta) F	132,965	176

Yuanta Financial Holding Co., Ltd. (Taiwan)	100,264	48,058

		48,234
Chemicals (0.7%)
Formosa Chemicals & Fibre Corp. (Taiwan)	20,000	57,997

		57,997
Commercial banks (20.1%)
Agricultural Bank of China, Ltd. (China)	297,000	141,253

Bank Mandiri (Persero) Tbk PT (Indonesia)	121,500	97,829

China Construction Bank Corp. (China)	527,000	410,260

CIMB Group Holdings Berhad (Malaysia)	28,300	69,300

ICICI Bank, Ltd. (India)	3,810	63,790

Industrial and Commercial Bank of China, Ltd. (China)	539,000	359,859

Kasikornbank PCL NVDR (Thailand)	22,700	120,698

KB Financial Group, Inc. (South Korea)	2,919	99,442

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	120,500	87,191

United Overseas Bank, Ltd. (Singapore)	7,000	108,889

		1,558,511
Commercial services and supplies (0.8%)
KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	1,720	63,389

		63,389
Communications equipment (0.8%)
HTC Corp. (Taiwan)	2,000	30,334

Wistron NeWeb Corp. (Taiwan)	17,049	32,045

		62,379
Computers and peripherals (1.6%)
Asustek Computer, Inc. (Taiwan)	6,000	60,599

LITE-ON IT Corp. (Taiwan)	63,000	63,844

		124,443
Construction and engineering (3.6%)
Daelim Industrial Co., Ltd. (South Korea)	1,163	108,054

KEPCO Engineering & Construction Co., Inc. (South Korea)	1,061	64,404

Samsung Engineering Co., Ltd. (South Korea)	549	104,444

		276,902
Construction materials (4.2%)
Asia Cement Corp. (Taiwan)	56,000	67,391

China National Building Material Co., Ltd. (China)	60,000	81,045

China Shanshui Cement Group, Ltd. (China)	80,000	64,857

Siam Cement PCL NVDR (Thailand)	9,800	111,545

		324,838

19

COMMON STOCKS (90.7%)* cont.	Shares	Value

Electrical equipment (0.9%)
Harbin Electric Co., Ltd. (China)	68,000	$70,904

		70,904
Electronic equipment, instruments, and components (4.3%)
Hollysys Automation Technologies, Ltd. (China) †	7,646	75,925

Hon Hai Precision Industry Co., Ltd. (Taiwan)	60,600	191,706

Tripod Technology Corp. (Taiwan)	23,530	69,281

		336,912
Food products (2.5%)
First Resources, Ltd. (Singapore)	34,000	51,653

Golden Agri-Resources, Ltd. (Singapore)	123,000	73,055

Universal Robina Crop. (Philippines)	35,160	54,131

Zhongpin, Inc. (China) †	1,505	14,207

		193,046
Hotels, restaurants, and leisure (1.0%)
Sands China, Ltd. (Hong Kong)	20,400	80,194

		80,194
Household durables (0.7%)
Woongjin Coway Company, Ltd. (South Korea)	1,730	55,415

		55,415
Independent power producers and energy traders (0.7%)
China WindPower Group, Ltd. (China) †	1,280,000	53,618

		53,618
Industrial conglomerates (1.5%)
Alliance Global Group, Inc. (Philippines)	42,500	12,442

Keppel Corp., Ltd. (Singapore)	11,400	101,794

		114,236
Insurance (1.4%)
AIA Group, Ltd. (Hong Kong)	31,600	112,411

		112,411
Internet software and services (3.2%)
Baidu, Inc. ADR (China) †	449	59,582

Daum Communications Corp. (South Korea)	620	58,153

Tencent Holdings, Ltd. (China)	4,200	131,977

		249,712
Machinery (2.6%)
China Automation Group, Ltd. (China)	130,000	35,857

China National Materials Co., Ltd. (China)	169,000	65,346

SembCorp Marine, Ltd. (Singapore)	24,000	98,521

		199,724
Media (2.3%)
Major Cineplex Group PCL (Thailand)	99,000	62,459

Television Broadcasts, Ltd. (Hong Kong)	16,000	117,546

		180,005
Metals and mining (1.1%)
Sterlite Industries (India), Ltd. (India)	18,483	37,194

Sterlite Industries (India), Ltd. ADR (India)	5,800	47,502

		84,696
Oil, gas, and consumable fuels (2.7%)
CNOOC, Ltd. (China)	36,000	76,745

PT Adaro Energy Tbk (Indonesia)	423,000	85,608

Straits Asia Resources, Ltd. (Singapore)	29,000	46,166

		208,519

20

COMMON STOCKS (90.7%)* cont.	Shares	Value

Real estate management and development (6.2%)
Asian Property Development PCL (Thailand)	252,700	$56,293

C C Land Holdings, Ltd. (China)	255,000	54,230

Cheung Kong Holdings, Ltd. (Hong Kong)	8,000	106,410

China Overseas Land & Investment, Ltd. (China)	28,000	60,701

Henderson Land Development Co., Ltd. (Hong Kong)	10,000	56,969

Hongkong Land Holdings, Ltd. (Hong Kong)	17,000	105,570

Midland Holdings, Ltd. (Hong Kong)	80,000	40,419

		480,592
Semiconductors and semiconductor equipment (11.3%)
Samsung Electronics Co., Ltd. (South Korea)	547	672,784

SK Hynix, Inc. (South Korea) †	4,030	100,026

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	35,000	104,011

		876,821
Software (0.8%)
Perfect World Co., Ltd. ADR (China)	4,889	59,695

		59,695
Textiles, apparel, and luxury goods (0.7%)
LG Fashion Corp. (South Korea)	1,650	54,897

		54,897
Thrifts and mortgage finance (1.6%)
Housing Development Finance Corp. (India)	5,287	67,577

LIC Housing Finance, Ltd. (India)	11,386	56,185

		123,762
Tobacco (1.2%)
KT&G Corp. (South Korea)	1,381	94,826

		94,826
Trading companies and distributors (0.6%)
Noble Group, Ltd. (Hong Kong)	47,000	44,816

		44,816
Wireless telecommunication services (3.5%)
Bharti Airtel, Ltd. (India)	14,093	83,034

China Mobile, Ltd. (China)	17,000	188,325

		271,359

Total common stocks (cost $7,137,861)		$7,042,177

INVESTMENT COMPANIES (0.5%)*	Shares	Value

iShares FTSE A50 China Index ETF (China)	29,100	$42,007

Total investment companies (cost $40,537)		$42,007

SHORT-TERM INVESTMENTS (10.0%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.10% [e]	773,739	$773,739

Total short-term investments (cost $773,739)		$773,739

TOTAL INVESTMENTS

Total investments (cost $7,952,137)		$7,857,923

21

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $7,761,364.

† Non-income-producing security.

e See Note 1 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

At the close of the reporting period, the fund maintained liquid assets totaling $66,343 to cover certain securities with extended settle dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	27.0%	India	4.5%

South Korea	24.7	Thailand	4.5

United States	9.8	Indonesia	3.4

Taiwan	9.2	Malaysia	0.9

Hong Kong	9.0	Philippines	0.9

Singapore	6.1	Total	100.0%

22

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$857,488	$—	$—

Consumer staples	287,872	—	—

Energy	208,519	—	—

Financials	2,323,334	—	176

Industrials	862,318	—	—

Information technology	1,709,962	—	—

Materials	467,531	—	—

Telecommunication services	271,359	—	—

Utilities	53,618	—	—

Total common stocks	7,042,001	—	176

Investment companies	42,007	—	—

Short-term investments	773,739	—	—

Totals by level	$7,857,747	$—	$176

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 4/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $7,178,398)	$7,084,184
Affiliated issuers (identified cost $773,739) (Notes 1 and 6)	773,739

Foreign currency (cost $85,567) (Note 1)	85,873

Dividends, interest and other receivables	11,383

Receivable for shares of the fund sold	6,442

Receivable for investments sold	34,384

Receivable from Manager (Note 2)	8,392

Total assets	8,004,397

LIABILITIES

Payable to custodian	26,439

Payable for investments purchased	132,054

Payable for shares of the fund repurchased	8,815

Payable for investor servicing fees (Note 2)	1,958

Payable for custodian fees (Note 2)	11,107

Payable for Trustee compensation and expenses (Note 2)	309

Payable for administrative services (Note 2)	88

Payable for distribution fees (Note 2)	1,779

Payable for auditing fees	44,739

Other accrued expenses	15,745

Total liabilities	243,033

Net assets	$7,761,364

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,684,390

Distributions in excess of net investment income (Note 1)	(18,862)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(805,828)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(98,336)

Total — Representing net assets applicable to capital shares outstanding	$7,761,364

(Continued on next page)

24

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,556,340 divided by 700,401 shares)	$9.36

Offering price per class A share (100/94.25 of $9.36)*	$9.93

Net asset value and offering price per class B share ($203,870 divided by 22,003 shares)**	$9.27

Net asset value and offering price per class C share ($294,276 divided by 31,861 shares)**	$9.24

Net asset value and redemption price per class M share ($34,043 divided by 3,650 shares)	$9.33

Offering price per class M share (100/96.50 of $9.33)*	$9.67

Net asset value, offering price and redemption price per class R share
($70,806 divided by 7,591 shares)	$9.33

Net asset value, offering price and redemption price per class Y share
($602,029 divided by 64,272 shares)	$9.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations Year ended 4/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $16,909)	$164,958

Interest (including interest income of $273 from investments in affiliated issuers) (Note 6)	398

Securities lending (Note 1)	492

Total investment income	165,848

EXPENSES

Compensation of Manager (Note 2)	69,191

Investor servicing fees (Note 2)	26,721

Custodian fees (Note 2)	29,476

Trustee compensation and expenses (Note 2)	580

Administrative services (Note 2)	247

Distribution fees — Class A (Note 2)	17,637

Distribution fees — Class B (Note 2)	1,794

Distribution fees — Class C (Note 2)	2,688

Distribution fees — Class M (Note 2)	284

Distribution fees — Class R (Note 2)	326

Reports to shareholders	19,655

Auditing	52,647

Other	8,658

Fees waived and reimbursed by Manager (Note 2)	(94,866)

Total expenses	135,038

Expense reduction (Note 2)	(1,658)

Net expenses	133,380

Net investment income	32,468

Net realized loss on investments (net of foreign tax of $1,891) (Notes 1 and 3)	(225,293)

Net realized gain on swap contracts (Note 1)	1,246

Net realized loss on foreign currency transactions (Note 1)	(17,120)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,046)

Net unrealized depreciation of investments and swap contracts during the year	(1,533,790)

Net loss on investments	(1,776,003)

Net decrease in net assets resulting from operations	$(1,743,535)

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/12	Year ended 4/30/11

Operations:
Net investment income	$32,468	$53,574

Net realized gain (loss) on investments
and foreign currency transactions	(241,167)	538,682

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,534,836)	767,503

Net increase (decrease) in net assets resulting from operations	(1,743,535)	1,359,759

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(15,598)	(72,968)

Class B	—	(757)

Class C	—	(921)

Class M	—	(101)

Class R	(108)	(386)

Class Y	(2,002)	(5,859)

Net realized short-term gain on investments

Class A	(278,792)	(290,637)

Class B	(6,870)	(7,738)

Class C	(11,508)	(6,182)

Class M	(1,645)	(832)

Class R	(2,923)	(1,592)

Class Y	(20,671)	(18,860)

From net realized long-term gain on investments
Class A	(568,107)	(46,378)

Class B	(13,999)	(1,235)

Class C	(23,450)	(986)

Class M	(3,352)	(133)

Class R	(5,956)	(254)

Class Y	(42,122)	(3,009)

From return of capital
Class A	(22,612)	—

Class B	(279)	—

Class C	(468)	—

Class M	(67)	—

Class R	(197)	—

Class Y	(2,288)	—

Redemption fees (Note 1)	956	5,602

Increase (decrease) from capital share transactions (Note 4)	(73,451)	2,132,251

Total increase (decrease) in net assets	(2,839,044)	3,038,784

NET ASSETS

Beginning of year	10,600,408	7,561,624

End of year (including distributions in excess of net investment
income of $18,862 and $12,150, respectively)	$7,761,364	$10,600,408

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
April 30, 2012	$13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	$9.36	(16.04)	$6,556	1.63	.43	130
April 30, 2011	11.69	.08	1.89	1.97	(.12)	(.55)	—	(.67)	.01	13.00	17.20	9,247	1.72	.65	87
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	—	(.45)	— [e]	11.69	21.62 *	6,899	1.60 *	.20 *	106 *

Class B
April 30, 2012	$12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	$9.27	(16.53)	$204	2.38	(.35)	130
April 30, 2011	11.64	(.01)	1.87	1.86	(.05)	(.55)	—	(.60)	.01	12.91	16.26	223	2.47	(.09)	87
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	—	(.42)	— [e]	11.64	20.79 *	165	2.27 *	(.48) *	106 *

Class C
April 30, 2012	$12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	$9.24	(16.57)	$294	2.38	(.45)	130
April 30, 2011	11.63	(.01)	1.87	1.86	(.07)	(.55)	—	(.62)	.01	12.88	16.32	277	2.47	(.06)	87
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	—	(.42)	— [e]	11.63	20.77 *	77	2.27 *	(.53) *	106 *

Class M
April 30, 2012	$12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	— [e]	$9.33	(16.38)	$34	2.13	(.08)	130
April 30, 2011	11.66	.02	1.88	1.90	(.06)	(.55)	—	(.61)	.01	12.96	16.60	48	2.22	.20	87
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	—	(.43)	— [e]	11.66	21.10 *	21	2.04 *	(.28) *	106 *

Class R
April 30, 2012	$12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	$9.33	(16.19)	$71	1.88	.10	130
April 30, 2011	11.69	.05	1.88	1.93	(.11)	(.55)	—	(.66)	.01	12.97	16.90	64	1.97	.43	87
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	—	(.42)	— [e]	11.69	21.38 *	15	1.82 *	(.11) *	106 *

Class Y
April 30, 2012	$13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	— [e]	$9.37	(15.80)	$602	1.38	.66	130
April 30, 2011	11.70	.12	1.89	2.01	(.15)	(.55)	—	(.70)	.01	13.02	17.53	740	1.47	.95	87
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	—	(.46)	— [e]	11.70	21.86 *	384	1.38 *	.42 *	106 *

* Not annualized.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2012	1.16%

April 30, 2011	1.81

April 30, 2010	2.36

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 4/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through April 30, 2012.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

30

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master

31

netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of total return swap contracts was minimal.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

32

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and foreign taxes paid on capital gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $21,472 to decrease undistributed net investment income, $4,219 to increase paid-in-capital and $17,253 to decrease to accumulated net realized loss.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $790,345 of losses recognized during the period from November 1, 2011 to April 30, 2012 to its fiscal year ending April 30, 2013.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$649,938
Unrealized depreciation	(778,497)

Net unrealized depreciation	(128,559)
Post-October loss	(790,345)
Cost for federal income tax purposes	$7,986,482

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month.

33

The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI All Country Asia ex Japan Index (ND). Before July 1, 2011, the fund’s benchmark index was the MSCI All Country Asia Pacific Index (ND). Because the performance adjustment is based on a rolling thirty-six month performance period (or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed), there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (MSCI All Country Asia Pacific Index (ND)) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI All Country Asia ex Japan Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.933% of the fund’s average net assets before a decrease of $6,944 (0.085% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $94,699 as a result of this limit.

Putnam Management has also agreed to reimburse the fund for certain proxy-related costs. This amounted to $167 for the period.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

34

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10 under the expense offset arrangements and by $1,648 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,446 and $49 from the sale of class A and class M shares, respectively, and received $914 and $142 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,342,880 and $11,503,633, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/12		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	89,623	$929,191	214,336	$2,619,850

Shares issued in connection with
reinvestment of distributions	37,129	301,855	32,836	403,884

	126,752	1,231,046	247,172	3,023,734

Shares repurchased	(137,744)	(1,497,646)	(125,906)	(1,480,141)

Net increase (decrease)	(10,992)	$(266,600)	121,266	$1,543,593

35

	Year ended 4/30/12		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	8,701	$81,849	16,843	$203,809

Shares issued in connection with
reinvestment of distributions	2,540	20,474	790	9,673

	11,241	102,323	17,633	213,482

Shares repurchased	(6,505)	(63,194)	(14,538)	(175,947)

Net increase	4,736	$39,129	3,095	$37,535

	Year ended 4/30/12		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	13,312	$133,189	16,082	$196,966

Shares issued in connection with
reinvestment of distributions	3,267	26,266	419	5,125

	16,579	159,455	16,501	202,091

Shares repurchased	(6,208)	(63,012)	(1,662)	(20,475)

Net increase	10,371	$96,443	14,839	$181,616

	Year ended 4/30/12		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	1,233	$11,877	2,313	$28,235

Shares issued in connection with
reinvestment of distributions	624	5,064	87	1,066

	1,857	16,941	2,400	29,301

Shares repurchased	(1,941)	(18,019)	(510)	(5,560)

Net increase (decrease)	(84)	$(1,078)	1,890	$23,741

	Year ended 4/30/12		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	4,352	$44,449	3,547	$42,876

Shares issued in connection with
reinvestment of distributions	1,114	9,022	182	2,232

	5,466	53,471	3,729	45,108

Shares repurchased	(2,846)	(26,365)	(67)	(826)

Net increase	2,620	$27,106	3,662	$44,282

	Year ended 4/30/12		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	24,940	$249,377	29,967	$371,142

Shares issued in connection with
reinvestment of distributions	8,262	67,083	2,252	27,728

	33,202	316,460	32,219	398,870

Shares repurchased	(25,799)	(284,911)	(8,137)	(97,386)

Net increase	7,403	$31,549	24,082	$301,484

36

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	410,659	58.6%	$3,843,768

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$1,246	$1,246

Total	$1,246	$1,246

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	(12,150)	$(12,150)

Total	$(12,150)	$(12 ,150)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $273 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $5,904,751 and $5,549,583, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

37

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $558,078 as a capital gain dividend with respect to the taxable year ended April 30, 2012, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, interest and dividends from foreign countries were $181,147 or $0.22 per share (for all classes of shares). Taxes paid to foreign countries were $18,800 or $0.02 per share (for all classes of shares).

The fund designated 3.03% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

38

Shareholder meeting results (Unaudited)

June 24, 2011 meeting

A proposal to approve a new management contract providing for a change in your fund’s performance index was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

606,080	34,620	31,737	—

A proposal to approve an amendment to your fund’s fundamental investment restriction relating to the acquisition of voting securities of any issuer was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

593,762	34,459	44,216	—

All tabulations are rounded to the nearest whole number.

39

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

40

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

42

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

43

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Ravi Akhoury	Chief Compliance Officer
One Post Office Square	Barbara M. Baumann
Boston, MA 02109	Charles B. Curtis	Mark C. Trenchard
	Robert J. Darretta	Vice President and
Investment Sub-Manager	John A. Hill	BSA Compliance Officer
Putnam Investments Limited	Paul L. Joskow
57–59 St James’s Street	Elizabeth T. Kennan	Robert T. Burns
London, England SW1A 1LD	Kenneth R. Leibler	Vice President and
	Robert E. Patterson	Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	W. Thomas Stephens	Vice President
One Post Office Square
Boston, MA 02109	Officers	Judith Cohen
	Robert L. Reynolds	Vice President, Clerk and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Michael Higgins
Boston, MA 02109	Executive Vice President,	Vice President, Senior Associate
	Principal Executive	Treasurer and Assistant Clerk
Custodian	Officer, Treasurer and
State Street Bank	Compliance Liaison	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Steven D. Krichmar	Assistant Treasurer and
Legal Counsel	Vice President and	Proxy Manager
Ropes & Gray LLP	Principal Financial Officer
Susan G. Malloy
Independent Registered	Janet C. Smith	Vice President and
Public Accounting Firm	Vice President, Assistant	Assistant Treasurer
KPMG LLP	Treasurer and Principal
Accounting Officer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN108
274576 6/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2012	$41,355	$--	$3,350	$ —
April 30, 2011	$34,654	$--	$3,150	$ —

For the fiscal years ended April 30, 2012 and April 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,350 and $3,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2012	$ —	$ —	$ —	$ —

April 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Annual report
4 | 30 | 12

A world of investing.™
Putnam
INVESTMENTS
BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Annual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Federal tax information	42

About the Trustees	43

Officers	45

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Unlike bonds, bond funds have ongoing fees and expenses. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Capital Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Securities of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broader markets. Given the complexity of leveraged companies, successful investing requires specialized analytical skills and experience.

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$19,019
$10,000
5/18/09
4/30/12
5/09 6/09 9/09 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11 12/11 3/12 4/12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Returns do not reflect a 5.75% sales charge. Had they, returns would be lower. Returns for other classes of shares may vary. See pages 10–12 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY

CAPITAL STRUCTURE	INVESTMENT CHOICES	YIELD POTENTIAL
Bank loans	Have first claims on a company's cash flows; typically backed by collateral.	Low
High-yield bonds	Pay greater income than bank loans to compensate investors for risk.	High
Convertibles	Interest-paying securities that can be exchanged for common stock at a predetermined price.	Low
Common stock	Offers growth potential, but might not earn a dividend.	Low (if any)
Rights and warrants	Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.	No

LESS PRIORITY

"Today's opportunities in leveraged companies are among the best I've seen in my nearly 25 years analyzing securities in this area of the market."

David L. Glancy
Portfolio Manager
Investing in leveraged companies since 1987

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

Interview with your fund’s portfolio manager

How have leveraged-company securities performed over the past year?

In the wake of the uncertainties of 2011, companies with strong assets, substantial liquidity and earnings power, and a longer-term, flexible debt structure have performed well. The difficult, volatile path that the markets have occasionally taken in response to negative headlines, as they did in August and September of 2011, gave way to a strong start to 2012 and a healthier outlook. We view this as positive for leveraged-company securities, which are generally economically sensitive.

The fund’s class A share return at net asset value of 8.16% for the fiscal year ended April 30 reflects the strength and weakness of the prior 12 months, but is nevertheless ahead of its custom benchmark [6.74%].

What were the top contributors and detractors during the year?

Fortunately, the fund’s top contributor to performance was also its largest holding: DISH Network. DISH operates the DISH Network television service, which provides direct broadcast satellite subscription television services to roughly 14 million customers across the United States as of December 31, 2011. The company is growing aggressively by both expanding its subscriber base [adding roughly 2.6 million new subscribers last year] and through acquisitions. On April 26, 2011, the company acquired Blockbuster, Inc.,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

which offers movies and video games for sale and rental through multiple distribution channels, such as retail stores, digital devices, blockbuster.com, and Blockbuster On Demand, as well as through the mail. More recently, in March of this year, the company acquired DBSD North America and TerreStar Networks.

Unfortunately, the fund’s second-largest holding, EchoStar, was the top detractor during the year. EchoStar is a holding company for telecommunications-related businesses that was spun off from DISH in early 2008. Its technologies segment designs, develops, and distributes digital set-top boxes and related products, while its satellite services segment leases satellite capacity primarily to DISH Network and Dish Mexico. Although EchoStar is also growing aggressively — acquiring Hughes Network Systems in 2011 — the company posted a $19.1 million loss for the year, after recording a $5.2 million profit a year earlier. I believe this is a temporary setback, and the company continues to represent a large weighting in the fund.

As an investor with a long history in leveraged-company investing, what is most important to you when you evaluate a company?

Knowing as much as I can about a company’s balance sheet is key. Profitability projections can sometimes be better than a balance sheet can support, so I evaluate how a company has capitalized itself and whether it is more likely to benefit as a result of its debt structure, or to face challenges from it.

Debt is often looked at in terms of its contractual elements while equities are not viewed this way. But investors in equities also have expectations for what they should be earning on their investment, whether that takes the form of current income or capital appreciation. If I feel confident that a company can meet its debt obligations, then I can put my expectations for the equity alongside the contractual income expectations and make a call on which part of the capital structure is most attractive. For the companies I feel most confident about, I want to be an equity shareholder; that way, my exposure can benefit from the company’s full upside potential.

Allocations are represented as a percentage of portfolio market value. Data include exposure achieved through various derivative instruments; however, data exclude short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

How do you rank opportunities in bonds relative to equities today?

In my view, bank debt and high-yield bonds are much less attractive today relative to leveraged-company equities. And between bank debt and high yield, I prefer high yield. One of the metrics I use to compare equities with debt is the free-cash-flow yield. Today, equity free-cash-flow yields are in the high single digits, while high-yield bonds offer yields in the mid- to high-single-digit range. Bank loans, meanwhile, are priced off of a historically low LIBOR rate.

Having said that, for the next year or two, I expect fixed income in general will underperform equities, and so my bias in Capital Spectrum Fund — which has full flexibility to invest across the capital structure — is toward stocks.

Nevertheless, the fund has a roughly 9% position in high-yield bonds. Where do you see the best opportunities there?

As credit markets have opened up, we’ve seen a number of companies refinance their bank debt for high-yield debt. At first glance, this may not make sense, because the annual cost of capital in this kind of transaction can rise sharply — from 3% to 7%, for example. But high-yield debt gives companies two things that the banks cannot: longer maturities and less restrictive covenants. These two features give leveraged companies the breathing room they need to execute their business plans and grow asset values without having to repay principal right away. Generally, the more predictable the cash flow a company has, the more debt it can support. In my view, companies that have chosen to use high-yield debt are, in many cases, better off today because they have renewed flexibility and less vulnerability to future interest-rate increases.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/12. Short-term holdings are excluded. Holdings will vary over time.

Turning to equities, what makes for a strong leveraged-company opportunity, in your view?

I believe that the best opportunities are strong free-cash-flow companies with an intrinsic value that is higher than the market may recognize. I generally do not see a lot of value in very small companies that are dependent on the capital markets being kind to them. Some of the fund’s top equity holdings, for example, have billions in debt, but generally it is long-term, unsecured, non-amortizing debt that looks and feels like preferred stock. It is not bank debt with onerous covenants, and the companies can generate a healthy cash flow that helps ensure they can pay their ongoing obligations. If I feel confident in the debt structure and the company’s earning power, and if the markets do not recognize the opportunity, then that may be a good time to establish a position in the company’s stock.

What is the rationale behind the relatively large cash position in the fund?

There are several reasons why I keep the fund’s cash weightings relatively high [31% as of April 30]. Having cash on hand enables me to act quickly when I find investment opportunities and serves to collateralize occasional short positions. Cash also acts as a natural diversifier. Capital Spectrum Fund has a relatively concentrated portfolio with a focus on companies that can be inherently volatile.

Over the past six months, cash has risen to higher-than-normal levels due to additions of investor capital. With the market’s recent run-up, I am inclined to be patient in locating emerging valuation opportunities. When I find compellingly undervalued opportunities, I may deploy some of the portfolio’s cash; until then, it will continue to act as a buffer against volatility in the portfolios.

What is your strategy with short positions?

Shorting is not a primary strategy, but it can provide a potential edge over funds that are long-only and fully invested. Generally, I will take a short position when I believe the market or a particular security is overvalued and where there is a clear catalyst for a decline in price. Cash received from short sales is not reinvested in long positions.

Allocations are represented as a percentage of the fund’s portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

The fund had no short positions at the end of the period.

What is your outlook for the markets?

I believe we can expect continued uncertainty over sovereign debt exposures in Europe. The silver lining of this, I believe, is that the fund is structured to take advantage of market fluctuations, whether these are due to changes in sentiment or changes in the fundamentals of the economy. As the securities of what I consider good investments go down in price, they can present compelling buying opportunities. For example, in recent months, I have seen a growing opportunity in select financials, particularly some large domestic banks. [Bank of America was a top contributor to performance but was sold before the end of the period.] Though these banks themselves are not leveraged companies that finance their operations through debt, their business models are fundamentally based on borrowing and lending, which makes them uniquely tied to corporate- and consumer-based leverage and interest-rate dynamics.

More broadly, I believe the fund is focused on companies that are structured to weather adverse economic environments, and finding those companies remains my focus every day.

Thank you, David.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

Gasoline prices have dropped in recent weeks from the year-to-date high of $3.94 reached on April 2. As of June 4, 2012, the average price of a gallon of regular gasoline fell to $3.61, the U.S. Energy Information Administration reported. Driving the price declines were waning concerns over Iran’s nuclear program as well as sluggish demand from slow-growing economies in the United States and Europe. Meanwhile, the crude oil supply situation has improved, with some refineries that were slated for closure now coming back online. The recent drop in prices at the pump has led analysts to recalibrate their price predictions for the summer driving season. Just months ago, some predicted that gas prices could shoot above $4 a gallon and reach $5 by the summer. Now those price increases appear unlikely. Because high gas prices can hinder economic growth, falling prices could help by putting more money back into consumers’ pockets.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	90.19%	79.19%	86.06%	83.06%	85.98%	85.98%	87.39%	80.89%	88.78%	91.53%
Annual average	24.36	21.87	23.44	22.76	23.42	23.42	23.73	22.26	24.04	24.65

1 year	8.16	1.93	7.37	2.37	7.37	6.37	7.62	3.84	7.90	8.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 4/30/12

Capital Spectrum Blended Index

Life of fund	69.26%
Annual average	19.54

1 year	6.74

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $18,606 ($18,306 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $18,598 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,089 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,878 and $19,153, respectively.

Fund price and distribution information For the 12-month period ended 4/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.312		$0.226	$0.212	$0.236		$0.281	$0.342

Capital gains — Long-term	0.201		0.201	0.201	0.201		0.201	0.201

Capital gains — Short-term	0.342		0.342	0.342	0.342		0.342	0.342

Total	$0.855		$0.769	$0.755	$0.779		$0.824	$0.885

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$24.53	$26.03	$24.45	$24.39	$24.45	$25.34	$24.51	$24.55

4/30/12	25.56	27.12	25.38	25.33	25.43	26.35	25.51	25.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	91.67%	80.60%	87.60%	84.60%	87.52%	87.52%	88.87%	82.31%	90.26%	93.03%
Annual average	25.46	22.89	24.53	23.83	24.51	24.51	24.82	23.29	25.14	25.77

1 year	12.12	5.65	11.26	6.26	11.22	10.22	11.53	7.63	11.80	12.38

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/11	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Annualized expense ratio for the six-month period
ended 4/30/12*†	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes an increase of 0.06% from annualizing the performance fee adjustment for the six months ended 4/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2011, to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.97	$10.97	$10.97	$9.64	$8.31	$5.63

Ending value (after expenses)	$1,157.10	$1,153.00	$1,152.60	$1,154.70	$1,155.40	$1,158.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2012, use the following calculation method. To find the value of your investment on November 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.52	$10.27	$10.27	$9.02	$7.77	$5.27

Ending value (after expenses)	$1,018.40	$1,014.67	$1,014.67	$1,015.91	$1,017.16	$1,019.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Capital Spectrum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Spectrum Fund (the “fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2012

The fund’s portfolio 4/30/12

COMMON STOCKS (56.6%)*	Shares	Value

Aerospace and defense (2.1%)
General Dynamics Corp.	30,600	$2,065,500

Northrop Grumman Corp.	297,263	18,810,803

		20,876,303
Airlines (4.1%)
United Continental Holdings, Inc. † S	1,334,100	29,243,472

US Airways Group, Inc. †	1,187,400	12,182,724

		41,426,196
Banking (8.2%)
Capital One Financial Corp.	1,033,000	57,310,840

JPMorgan Chase & Co.	599,500	25,766,510

		83,077,350
Biotechnology (3.9%)
Cubist Pharmaceuticals, Inc. †	931,870	39,399,464

Sequenom, Inc. † S	29,944	153,313

		39,552,777
Cable television (10.5%)
DISH Network Corp. Class A	3,341,912	106,840,927

		106,840,927
Chemicals (4.4%)
LyondellBasell Industries NV Class A (Netherlands)	603,711	25,223,046

OM Group, Inc. †	176,300	4,252,356

W.R. Grace & Co. †	260,300	15,516,483

		44,991,885
Distribution (0.2%)
Rentrak Corp. †	92,500	1,750,100

		1,750,100
Electronics (1.5%)
L-3 Communications Holdings, Inc.	203,896	14,994,512

		14,994,512
Energy (oil field) (—%)
Stallion Oilfield Holdings, Ltd. †	10,433	406,887

		406,887
Entertainment (0.1%)
Metro-Goldwyn-Mayer Studios, Inc. Class A (acquired
10/28/10, cost $1,026,629) ‡	36,206	979,825

		979,825
Gaming and lottery (—%)
MTR Gaming Group, Inc. †	95,337	485,265

		485,265
Health-care services (0.4%)
Lincare Holdings, Inc.	141,350	3,448,940

		3,448,940
Household furniture and appliances (2.6%)
Select Comfort Corp. †	891,952	25,759,574

		25,759,574
Medical technology (1.5%)
OraSure Technologies, Inc. †	970,176	11,127,919

STAAR Surgical Co. †	401,555	4,405,058

		15,532,977
Oil and gas (1.1%)
Cabot Oil & Gas Corp. Class A	312,966	10,997,625

Compton Petroleum Corp. (Canada) †	11,290	17,725

		11,015,350

COMMON STOCKS (56.6%)* cont.		Shares	Value

Pharmaceuticals (5.0%)
Biospecifics Technologies Corp. †		127,031	$1,873,707

Elan Corp. PLC ADR (Ireland) †		1,424,200	19,639,718

Jazz Pharmaceuticals PLC (Ireland) †		580,324	29,613,934

			51,127,359
Real estate (0.1%)
MFA Financial, Inc. R		202,600	1,495,188

			1,495,188
Restaurants (0.9%)
AFC Enterprises †		513,622	8,772,664

Famous Dave’s of America, Inc. †		59,800	596,206

			9,368,870
Telecommunications (10.0%)
EchoStar Corp. Class A †		3,514,028	102,082,512

			102,082,512

Total common stocks (cost $493,458,929)			$575,212,797

CORPORATE BONDS AND NOTES (9.0%)*	Principal amount		Value

Automotive (0.1%)
Navistar International Corp. sr. notes 8 1/4s, 2021		$450,000	$481,498

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	200,000	270,617

			752,115
Banking (—%)
Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017		$500,000	508,750

			508,750
Broadcasting (0.2%)
Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. sub. notes 7 5/8s, 2020		2,000,000	1,985,000

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		300,000	315,000

			2,300,000
Cable television (0.1%)
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		500,000	535,000

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		25,000	27,250

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		94,000	105,280

			667,530
Chemicals (0.1%)
INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		100,000	107,000

INEOS Group Holdings, Ltd. 144A company guaranty unsec.
sub. notes 8 1/2s, 2016 (United Kingdom)		500,000	488,750

			595,750
Coal (—%)
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		500,000	527,500

			527,500
Commercial and consumer services (0.4%)
Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		1,000,000	1,130,000

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,000,000	1,043,750

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount		Value

Commercial and consumer services cont.
Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		$1,000,000	$667,500

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		2,015,000	1,274,488

			4,115,738
Computers (0.2%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		2,069,500	1,986,720

			1,986,720
Consumer finance (0.2%)
International Lease Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2015		1,161,000	1,161,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019		400,000	411,000

			1,572,000
Consumer services (—%)
RSC Equipment Rental, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		350,000	378,000

			378,000
Containers (—%)
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC 144A
company guaranty sr. notes 7 3/4s, 2016		130,000	137,475

			137,475
Electronics (0.3%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017		1,000,000	1,100,000

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020		670,000	743,700

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		700,000	767,375

			2,611,075
Financial (0.1%)
Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		500,000	557,500

			557,500
Food (0.1%)
Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		700,000	728,000

			728,000
Forest products and packaging (—%)
PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	70,000	99,767

			99,767
Gaming and lottery (4.0%)
Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		$2,000,000	2,210,000

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020		2,085,000	2,147,550

FireKeepers Development Authority 144A sr. sec.
notes 13 7/8s, 2015		450,000	497,250

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡		35,032,500	35,032,500

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		1,000,000	1,120,000

			41,007,300

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Health-care services (0.1%)
Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	$500,000	$560,625

		560,625
Homebuilding (—%)
Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	265,000	259,700

		259,700
Investment banking/Brokerage (0.3%)
Jefferies Group, Inc. sr. unsec. notes 5 1/8s, 2018	2,000,000	1,952,500

Jefferies Group, Inc. sr. unsec. notes 3 7/8s, 2015	1,000,000	980,000

		2,932,500
Lodging/Tourism (—%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	77,000	88,550

		88,550
Machinery (0.1%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016	500,000	538,750

Terex Corp. sr. unsec. sub. notes 8s, 2017	500,000	523,750

		1,062,500
Manufacturing (0.1%)
General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.843s, 2015	20,000	18,700

RBS Global, Inc./Rexnord Corp. company guaranty unsec.
sr. notes 8 1/2s, 2018	500,000	543,750

		562,450
Media (—%)
Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	335,000	283,075

		283,075
Medical technology (0.3%)
Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018	1,335,000	1,376,719

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	1,500,000	1,380,000

		2,756,719
Metals (—%)
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	400,000	433,000

		433,000
Oil and gas (0.8%)
Everest Acquisition LLC/Everest Acquisition Finance, Inc.
144A sr. notes 6 7/8s, 2019	680,000	714,000

Everest Acquisition LLC/Everest Acquisition Finance, Inc.
144A sr. unsec. notes 9 3/8s, 2020	1,190,000	1,267,350

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	1,000,000	967,500

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	765,000	854,888

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 7 5/8s, 2018	500,000	532,500

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	785,000	860,556

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	2,670,000	2,786,813

SandRidge Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2016	200,000	222,000

		8,205,607

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Power producers (0.3%)
Calpine Corp. 144A sr. notes 7 1/4s, 2017	$174,000	$185,745

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s,
2019 (In default) †	1,300,000	877,500

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	2,000,000	1,500,000

		2,563,245
Restaurants (0.1%)
DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	1,000,000	1,105,000

		1,105,000
Retail (0.1%)
Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	1,000,000	1,002,500

		1,002,500
Technology services (0.4%)
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	1,960,000	1,964,900

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	1,052,750	1,071,173

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	1,000,000	985,000

		4,021,073
Telecommunications (0.6%)
Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	500,000	541,875

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	1,500,000	1,563,750

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019	1,000,000	1,027,500

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	835,000	778,638

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	1,500,000	1,361,250

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017	500,000	496,250

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	500,000	552,500

		6,321,763
Telephone (—%)
Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	500,000	526,250

		526,250

Total corporate bonds and notes (cost $89,109,432)		$91,229,777

SENIOR LOANS (1.5%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.494s, 2018	$408,000	$372,956

Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	995,000	1,040,190

EP Energy, LLC bank term loan FRN 6 1/2s, 2018	90,000	90,855

Harbinger Capital Partners Master Fund I, Ltd. bank term
loan FRN Ser. B3, 15s, 2012	7,464,427	7,464,427

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	27,720	28,725

Lightsquared LP bank term loan FRN 12s, 2014 ‡‡	9,417,288	5,462,027

Sabre Holdings Corp. bank term loan FRN 6.08s, 2017	997,375	958,727

Total senior loans (cost $16,516,879)		$15,417,907

PREFERRED STOCKS (0.5%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	1,000	$848,750

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. † R	125,733	3,848,687

Total preferred stocks (cost $3,029,472)		$4,697,437

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	97,508	$2,526,062

Total convertible preferred stocks (cost $1,360,496)		$2,526,062

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	$1,000,000	$896,250

Total convertible bonds and notes (cost $767,260)		$896,250

SHORT-TERM INVESTMENTS (33.2%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	27,437,500	$27,437,500

Putnam Money Market Liquidity Fund 0.10% [e]	184,869,029	184,869,029

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, May 9, 2012	$2,500,000	2,499,900

U.S. Treasury Bills with an effective yield of 0.195%,
March 7, 2013 #	20,000,000	19,970,760

U.S. Treasury Bills with an effective yield of 0.163%,
April 4, 2013	10,000,000	9,983,360

U.S. Treasury Bills with an effective yield of 0.155%,
January 10, 2013	18,750,000	18,729,844

U.S. Treasury Bills with an effective yield of 0.140%,
February 7, 2013	20,000,000	19,974,960

U.S. Treasury Bills with effective yields ranging from
0.119% to 0.151%, May 3, 2012	30,000,000	29,999,772

U.S. Treasury Bills with effective yields ranging from
0.110% to 0.141%, October 18, 2012	23,750,000	23,734,040

Total short-term investments (cost $337,199,202)		$337,199,165

TOTAL INVESTMENTS

Total investments (cost $941,441,670)		$1,027,179,395

Key to holding’s currency abbreviations
EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,016,788,702.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $979,825, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $4,762,125 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Long)	1,443	$100,548,240	Jun-12	$453,915

U.S. Treasury Note 10 yr (Short)	36	4,762,125	Jun-12	(48,607)

Total				$405,308

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$44,991,885	$—	$—

Capital goods	20,876,303	—	—

Communication services	208,923,439	—	—

Consumer cyclicals	26,244,839	979,825	—

Consumer staples	11,118,970	—	—

Energy	11,015,350	406,887	—

Financials	84,572,538	—	—

Health care	109,662,053	—	—

Technology	14,994,512	—	—

Transportation	41,426,196	—	—

Total common stocks	573,826,085	1,386,712	—

Convertible bonds and notes	—	896,250	—

Convertible preferred stocks	—	2,526,062	—

Corporate bonds and notes	—	91,229,777	—

Preferred stocks	3,848,687	848,750	—

Senior loans	—	15,417,907	—

Short-term investments	184,869,029	152,330,136	—

Totals by level	$762,543,801	$264,635,594	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$405,308	$—	$—

Totals by level	$405,308	$—	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/12

ASSETS

Investment in securities, at value, including $26,432,000 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $729,135,141)	$814,872,866
Affiliated issuers (identified cost $212,306,529) (Notes 1 and 6)	212,306,529

Cash	98,393

Dividends, interest and other receivables	2,524,316

Receivable for shares of the fund sold	13,628,307

Receivable for investments sold	10,859,286

Total assets	1,054,289,697

LIABILITIES

Payable for variation margin (Note 1)	358,035

Payable for investments purchased	7,168,364

Payable for shares of the fund repurchased	1,331,483

Payable for compensation of Manager (Note 2)	635,920

Payable for investor servicing fees (Note 2)	132,293

Payable for custodian fees (Note 2)	5,685

Payable for Trustee compensation and expenses (Note 2)	6,896

Payable for administrative services (Note 2)	9,680

Payable for distribution fees (Note 2)	202,191

Interest payable for short sales (Note 1)	27,626

Collateral on securities loaned, at value (Note 1)	27,437,500

Other accrued expenses	185,322

Total liabilities	37,500,995

Net assets	$1,016,788,702

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$902,734,524

Undistributed net investment income (Note 1)	993,314

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	26,917,816

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	86,143,048

Total — Representing net assets applicable to capital shares outstanding	$1,016,788,702

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($409,394,399 divided by 16,018,195 shares)	$25.56

Offering price per class A share (100/94.25 of $25.56)*	$27.12

Net asset value and offering price per class B share ($11,264,441 divided by 443,897 shares)**	$25.38

Net asset value and offering price per class C share ($144,935,355 divided by 5,721,165 shares)**	$25.33

Net asset value and redemption price per class M share ($2,333,565 divided by 91,778 shares)	$25.43

Offering price per class M share (100/96.50 of $25.43)*	$26.35

Net asset value, offering price and redemption price per class R share
($609,086 divided by 23,874 shares)	$25.51

Net asset value, offering price and redemption price per class Y share
($448,251,856 divided by 17,500,187 shares)	$25.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $479,950)	$10,195,016

Interest (net of foreign tax of $1,678) (including interest income of $87,208
from investments in affiliated issuers) (Note 6)	8,590,064

Securities lending (Note 1)	103,192

Total investment income	18,888,272

EXPENSES

Compensation of Manager (Note 2)	5,388,445

Investor servicing fees (Note 2)	1,255,884

Custodian fees (Note 2)	14,648

Trustee compensation and expenses (Note 2)	44,711

Administrative services (Note 2)	22,230

Dividend expense for short sales (Note 1)	63,933

Interest expense for short sales (Note 1)	67,863

Distribution fees — Class A (Note 2)	667,295

Distribution fees — Class B (Note 2)	63,481

Distribution fees — Class C (Note 2)	890,732

Distribution fees — Class M (Note 2)	11,601

Distribution fees — Class R (Note 2)	1,853

Other	328,278

Total expenses	8,820,954

Expense reduction (Note 2)	(10,976)

Net expenses	8,809,978

Net investment income	10,078,294

Net realized gain on investments (Notes 1 and 3)	40,697,292

Net realized loss on short sales (Notes 1 and 3)	(2,564,203)

Net realized loss on futures contracts (Note 1)	(1,201,569)

Net realized loss on foreign currency transactions (Note 1)	(554)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(236)

Net unrealized appreciation of investments, futures contracts and short sales during the year	22,115,341

Net gain on investments	59,046,071

Net increase in net assets resulting from operations	$69,124,365

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/12	Year ended 4/30/11

Operations:
Net investment income	$10,078,294	$198,412

Net realized gain on investments
and foreign currency transactions	36,930,966	10,240,959

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	22,115,105	48,626,191

Net increase in net assets resulting from operations	69,124,365	59,065,562

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,752,447)	(1,419,267)

Class B	(63,732)	(21,840)

Class C	(797,392)	(335,793)

Class M	(16,040)	(14,335)

Class R	(4,271)	(1,222)

Class Y	(4,411,437)	(2,384,628)

Net realized short-term gain on investments

Class A	(4,113,259)	(407,291)

Class B	(96,444)	(9,080)

Class C	(1,286,358)	(147,847)

Class M	(23,245)	(5,521)

Class R	(5,199)	(298)

Class Y	(4,411,437)	(617,007)

From net realized long-term gain on investments
Class A	(2,417,441)	(403,869)

Class B	(56,682)	(9,003)

Class C	(756,018)	(146,605)

Class M	(13,661)	(5,474)

Class R	(3,055)	(296)

Class Y	(2,592,687)	(611,823)

Redemption fees (Note 1)	55,653	18,754

Increase from capital share transactions (Note 4)	526,956,570	265,327,993

Total increase in net assets	571,315,783	317,871,110

NET ASSETS

Beginning of year	445,472,919	127,601,809

End of year (including undistributed net investment income
of $993,314 and $297,000, respectively)	$1,016,788,702	$445,472,919

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets,	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	dividend and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	(%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2012	$24.53	.36 [f]	1.52	1.88	(.31)	(.54)	(.85)	—	$25.56	8.16	$409,394	1.32	1.30	1.53 [f]	97
April 30, 2011	20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	—	24.53	23.95	162,117	1.37	1.35	.07	117
April 30, 2010†	15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—	20.41	41.85 *	38,147	1.42 *[g]	1.40 *[g]	2.70 *[g]	84 *

Class B
April 30, 2012	$24.45	.18 [f]	1.52	1.70	(.23)	(.54)	(.77)	—	$25.38	7.37	$11,264	2.07	2.05	.76 [f]	97
April 30, 2011	20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	—	24.45	23.06	3,317	2.12	2.10	(.67)	117
April 30, 2010†	15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—	20.36	40.81 *	931	2.13 *[g]	2.11 *[g]	2.16 *[g]	84 *

Class C
April 30, 2012	$24.39	.17 [f]	1.52	1.69	(.21)	(.54)	(.75)	—	$25.33	7.37	$144,935	2.07	2.05	.72 [f]	97
April 30, 2011	20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	—	24.39	23.04	54,645	2.12	2.10	(.70)	117
April 30, 2010†	15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—	20.32	40.79 *	11,497	2.13 *[g]	2.11 *[g]	1.72 *[g]	84 *

Class M
April 30, 2012	$24.45	.22 [f]	1.54	1.76	(.24)	(.54)	(.78)	—	$25.43	7.62	$2,334	1.82	1.80	.94 [f]	97
April 30, 2011	20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	—	24.45	23.37	1,307	1.87	1.85	(.36)	117
April 30, 2010†	15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—	20.36	41.13 *	300	1.89 *[g]	1.87 *[g]	1.88 *[g]	84 *

Class R
April 30, 2012	$24.51	.29 [f]	1.53	1.82	(.28)	(.54)	(.82)	—	$25.51	7.90	$609	1.57	1.55	1.23 [f]	97
April 30, 2011	20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	—	24.51	23.68	144	1.62	1.60	(.25)	117
April 30, 2010†	15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—	20.40	41.46 *	14	1.65 *[g]	1.63 *[g]	2.57 *[g]	84 *

Class Y
April 30, 2012	$24.55	.41 [f]	1.53	1.94	(.34)	(.54)	(.88)	—	$25.61	8.42	$448,252	1.07	1.05	1.71 [f]	97
April 30, 2011	20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	—	24.55	24.26	223,941	1.12	1.10	.32	117
April 30, 2010†	15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—	20.42	42.16 *	76,712	1.18 *[g]	1.16 *[g]	2.61 *[g]	84 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

April 30, 2012	0.02%

April 30, 2011	0.02

April 30, 2010	0.02

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.18	0.76%

Class B	0.17	0.73

Class C	0.17	0.72

Class M	0.17	0.73

Class R	0.17	0.71

Class Y	0.17	0.73

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of
average net assets

April 30, 2010	0.29%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through April 30, 2012.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing a majority of the fund’s assets in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged small and midsize U.S. companies that Putnam Management believes have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in companies of any size and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 370 futures contracts outstanding for the reporting period.

Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $26,432,000 and the fund received cash collateral of $27,437,500.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $336,661 to decrease undistributed net investment income, $56,355 to increase paid-in-capital and $280,306 to increase to accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$104,771,470
Unrealized depreciation	(17,921,838)

Net unrealized appreciation	86,849,632
Undistributed ordinary income	167,981
Undistributed long-term gain	3,098,696
Undistributed short-term gain	24,038,604
Cost for federal income tax purposes	$940,329,763

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.736% of the fund’s average net assets before an increase of $437,052 (0.065% of the fund’s average net assets) based on performance.

Putnam Management had agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management contract and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,212 under the expense offset arrangements and by $9,764 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $732, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $338,110 and $3,908 from the sale of class A and class M shares, respectively, and received $4,443 and $13,839 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $783,512,686 and $485,320,011, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $105,398,786 and $99,724,567, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/12		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	14,474,650	$343,447,338	5,545,391	$121,921,067

Shares issued in connection with
reinvestment of distributions	409,756	9,207,228	89,812	1,908,300

	14,884,406	352,654,566	5,635,203	123,829,367

Shares repurchased	(5,476,379)	(125,776,238)	(894,290)	(18,268,824)

Net increase	9,408,027	$226,878,328	4,740,913	$105,560,543

	Year ended 4/30/12		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	360,315	$8,630,376	104,578	$2,281,490

Shares issued in connection with
reinvestment of distributions	6,553	146,580	1,720	36,355

	366,868	8,776,956	106,298	2,317,845

Shares repurchased	(58,665)	(1,338,507)	(16,326)	(342,056)

Net increase	308,203	$7,438,449	89,972	$1,975,789

	Year ended 4/30/12		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	4,000,255	$96,503,237	1,786,347	$38,659,167

Shares issued in connection with
reinvestment of distributions	100,792	2,251,704	22,080	468,195

	4,101,047	98,754,941	1,808,427	39,127,362

Shares repurchased	(620,106)	(14,267,029)	(133,890)	(2,829,609)

Net increase	3,480,941	$84,487,912	1,674,537	$36,297,753

	Year ended 4/30/12		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	54,882	$1,334,670	60,162	$1,247,777

Shares issued in connection with
reinvestment of distributions	2,355	52,758	1,204	25,221

	57,237	1,387,428	61,366	1,272,998

Shares repurchased	(18,944)	(447,261)	(22,630)	(491,319)

Net increase	38,293	$940,167	38,736	$781,679

	Year ended 4/30/12		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	21,196	$513,172	5,114	$108,934

Shares issued in connection with
reinvestment of distributions	558	12,525	85	1,816

	21,754	525,697	5,199	110,750

Shares repurchased	(3,754)	(89,041)	(33)	(757)

Net increase	18,000	$436,656	5,166	$109,993

	Year ended 4/30/12		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	14,501,518	$347,122,766	8,653,922	$186,731,033

Shares issued in connection with
reinvestment of distributions	398,035	8,951,809	149,275	3,174,195

	14,899,553	356,074,575	8,803,197	189,905,228

Shares repurchased	(6,521,433)	(149,299,517)	(3,437,744)	(69,302,992)

Net increase	8,378,120	$206,775,058	5,365,453	$120,602,236

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
appreciation/
Equity contracts	(depreciation)	$453,915*	Payables	$—

Payables, Net assets —
Unrealized appreciation/
Interest rate contracts	Receivables	—	(depreciation)	48,607*

Total		$453,915		$48,607

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$(694,222)	$(694,222)

Interest rate contracts	(507,347)	$(507,347)

Total	$(1,201,569)	$(1,201,569)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$453,915	$453,915

Interest rate contracts	(17,784)	$(17,784)

Total	$436,131	$436,131

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $87,208 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $683,849,566 and $602,462,698, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $4,078,611 as a capital gain dividend with respect to the taxable year ended April 30, 2012, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 15.60% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 23.09%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Ravi Akhoury	Chief Compliance Officer
One Post Office Square	Barbara M. Baumann
Boston, MA 02109	Charles B. Curtis	Mark C. Trenchard
	Robert J. Darretta	Vice President and
Investment Sub-Manager	John A. Hill	BSA Compliance Officer
Putnam Investments Limited	Paul L. Joskow
57–59 St James’s Street	Elizabeth T. Kennan	Robert T. Burns
London, England SW1A 1LD	Kenneth R. Leibler	Vice President and
	Robert E. Patterson	Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	W. Thomas Stephens	Vice President
One Post Office Square
Boston, MA 02109	Officers	Judith Cohen
	Robert L. Reynolds	Vice President, Clerk and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Michael Higgins
Boston, MA 02109	Executive Vice President,	Vice President, Senior Associate
	Principal Executive	Treasurer and Assistant Clerk
Custodian	Officer, Treasurer and
State Street Bank	Compliance Liaison	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Steven D. Krichmar	Assistant Treasurer and
Legal Counsel	Vice President and	Proxy Manager
Ropes & Gray LLP	Principal Financial Officer
Susan G. Malloy
Independent Registered	Janet C. Smith	Vice President and
Public Accounting Firm	Vice President,	Assistant Treasurer
PricewaterhouseCoopers LLP	Assistant Treasurer and
Principal Accounting Officer

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN105
274571 6/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2012	$66,762	$ —	$9,417	$1,399
April 30, 2011	$53,965	$--	$5,383	$ —

For the fiscal years ended April 30, 2012 and April 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $128,199 and $248,604 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2012	$ —	$97,505	$ —	$ —

April 30, 2011	$ —	$206,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PYSAX

Putnam Equity Spectrum Fund

Annual report
4 | 30 | 12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Annual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Federal tax information	37

About the Trustees	38

Officers	40

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. The prices of stocks may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Equity Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Stocks of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broad stock market. Given the complexities of corporate leverage, investing in leveraged companies requires specialized analytical skills and experience.

"Today's opportunities in leveraged companies are among the best I've seen in my nearly 25 years analyzing securities in this area of the market."

David L. Glancy
Portfolio Manager
David Glancy's career has focused on investing in leveraged companies since 1987.

Leveraged companies can have different business characteristics

Capital-intensive: Companies that borrow money to build and maintain network infrastructure, such as telecommunications.

Rising stars: Early-stage growth companies that use borrowing to finance operations while they develop new products.

Fallen angels: Companies that had been in stronger capital positions but have become more heavily dependent on debt.

Special situations: Companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$20,915
$10,000
5/18/09
4/30/12
6/09 9/09 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11 12/11 3/12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Returns do not reflect a 5.75% sales charge. Had they, returns would be lower. Performance assumes reinvestment of distributions and does not account for taxes. Returns for other classes of shares may vary. See pages 10–12 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

How have leveraged-company securities performed over the past year?

In the wake of the uncertainties of 2011, companies with strong assets, substantial liquidity and earnings power and a longer-term, flexible debt structure have performed well. The difficult, volatile path that the markets have occasionally taken in response to negative headlines, as they did in August and September of 2011, gave way to a strong start to 2012 and a healthier outlook. We view this as positive for leveraged-company securities, which are generally economically sensitive.

The fund’s class A share return at net asset value of 10.16% for the fiscal year ended April 30 reflects the strength and weakness of the prior 12 months, but the fund is nevertheless ahead of its benchmark, the S&P 500 Index [4.76%].

What were the top contributors and detractors during the year?

Fortunately, the fund’s top contributor to performance was also its largest holding: DISH Network. DISH operates the DISH Network television service, which provides direct broadcast satellite subscription television services to roughly 14 million customers across the United States as of December 31, 2011. The company is growing aggressively by both expanding its subscriber base [adding roughly 2.6 million new subscribers last year] and through acquisitions. On April 26, 2011, the company

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

acquired Blockbuster, which offers movies and video games for sale and rental through multiple distribution channels, such as retail stores, digital devices, blockbuster.com, and Blockbuster On Demand, as well as through the mail. More recently, in March of this year, the company acquired DBSD North America and TerreStar Networks.

Unfortunately, the fund’s second-largest holding, EchoStar, was the top detractor during the year. EchoStar is a holding company for telecommunications-related businesses that was spun off from DISH in early 2008. Its technologies segment designs, develops, and distributes digital set-top boxes and related products, while its satellite services segment leases satellite capacity primarily to DISH Network and Dish Mexico. Although EchoStar is also growing aggressively — acquiring Hughes Network Systems in 2011 — the company posted a $19.1 million loss for the year, after recording a $5.2 million profit a year earlier. I believe this is a temporary setback, and the company continues to represent a large weighting in the fund.

As an investor with a long history in leveraged-company investing, what is most important to you when you evaluate a company?

Knowing as much as I can about a company’s balance sheet is key. Profitability projections can sometimes be better than a balance sheet can support, so I evaluate how a company has capitalized itself and whether it is more likely to benefit as a result of its debt structure, or to face challenges from it.

Debt is often looked at in terms of its contractual elements while equities are not viewed this way. But investors in equities also have expectations for what they should be earning on their investment, whether that takes the form of current income or capital appreciation. For the companies I feel most confident about, I want to be an equity shareholder; that way, my exposure can benefit from the company’s full upside potential.

Allocations are represented as a percentage of portfolio market value. Data include exposure achieved through various derivative instruments; however, data exclude short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6

How do you rank opportunities in bonds relative to equities today?

In my view, bank debt and high-yield bonds are much less attractive today relative to leveraged-company equities. One of the metrics I use to compare equities with debt is the free-cash-flow yield. Today, equity free-cash-flow yields are in the high single digits, while high-yield bonds offer yields in the mid- to high-single-digit range. Bank loans, meanwhile, are priced off of a historically low LIBOR rate.

What makes for a strong leveraged-company opportunity, in your view?

I believe the best opportunities are strong free-cash-flow companies with an intrinsic value that is higher than the market may recognize. I generally do not see a lot of value in very small companies that are dependent on the capital markets being kind to them. Some of the fund’s top holdings, for example, have billions in debt, but generally it is long-term, unsecured, non-amortizing debt that looks and feels like preferred stock. It is not bank debt with onerous covenants, and the companies can generate a healthy cash flow that helps ensure they can pay their ongoing obligations. If I feel confident in the debt structure and the company’s earning power, and if the markets do not recognize the opportunity, then that may be a good time to establish a position in the company’s stock.

What is the rationale behind the relatively large cash position in the fund?

There are several reasons why I keep the fund’s cash weightings relatively high [24.7% as of period-end]. Having cash on hand enables me to act quickly when I find investment opportunities and serves to collateralize occasional short positions. Cash also acts as a natural diversifier. Equity Spectrum Fund has a relatively concentrated portfolio with a focus on companies that can be inherently volatile.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/12. Short-term holdings are excluded. Holdings will vary over time.

7

Over the past six months, cash has risen to higher-than-normal levels due to additions of investor capital. With the market’s recent run-up, I am inclined to be patient in locating emerging valuation opportunities. When I find compellingly undervalued opportunities, I may deploy some of the portfolio’s cash; until then, it will continue to act as a buffer against volatility in the portfolios.

What is your strategy with short positions?

Shorting is not a primary strategy, but it can provide a potential edge over funds that are long-only and fully invested. Generally, I will take a short position when I believe the market or a particular security is overvalued and where there is a clear catalyst for a decline in price. Cash received from short sales is not reinvested in long positions.

In the wake of the market’s highly volatile performance through August 2011, I closed out all of the fund’s short positions.

What is your outlook for the markets?

I believe we can expect continued uncertainty over sovereign debt exposures in Europe.

The silver lining of this, I believe, is that the fund is structured to take advantage of market fluctuations, whether these are due to changes in sentiment or changes in the fundamentals of the economy. As the securities of what I consider good investments go down in price, they can present compelling buying opportunities. For example, in recent months, I have seen a growing opportunity in select financials, particularly some large domestic banks. [Bank of America was a top contributor to performance during the period.] Though these banks themselves are not leveraged companies that finance their operations through debt, their business models are fundamentally based on borrowing and lending, which makes them uniquely tied to corporate- and consumer-based leverage and interest-rate dynamics.

More broadly, I believe the fund is focused on companies that are structured to weather adverse economic environments, and finding those companies remains my focus every day.

Thank you, David.

Allocations are represented as a percentage of the fund’s portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

8

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

Gasoline prices have dropped in recent weeks from the year-to-date high of $3.94 reached on April 2. As of June 4, 2012, the average price of a gallon of regular gasoline fell to $3.61, the U.S. Energy Information Administration reported. Driving the price declines were waning concerns over Iran’s nuclear program as well as sluggish demand from slow-growing economies in the United States and Europe. Meanwhile, the crude oil supply situation has improved, with some refineries that were slated for closure now coming back online. The recent drop in prices at the pump has led analysts to recalibrate their price predictions for the summer driving season. Just months ago, some predicted that gas prices could shoot above $4 a gallon and reach $5 by the summer. Now those price increases appear unlikely. Because high gas prices can hinder economic growth, falling prices could help by putting more money back into consumers’ pockets.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	109.15%	97.06%	104.57%	101.57%	104.59%	104.59%	106.05%	98.89%	107.62%	110.73%
Annual average	28.43	25.86	27.47	26.83	27.47	27.47	27.78	26.26	28.11	28.76

1 year	10.16	3.82	9.34	4.34	9.34	8.34	9.61	5.75	9.87	10.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 4/30/12

S&P 500 Index

Life of fund	63.29%
Annual average	18.09

1 year	4.76

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $20,457 ($20,157 with contingent deferred sales charge). Class C shares would have been valued at $20,459, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,889 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $20,762 and $21,073, respectively.

Fund price and distribution information For the 12-month period ended 4/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.178		$0.020	$0.054	$0.075		$0.121	$0.227

Capital gains — Long-term	0.436		0.436	0.436	0.436		0.436	0.436

Capital gains — Short-term	0.682		0.682	0.682	0.682		0.682	0.682

Total	$1.296		$1.138	$1.172	$1.193		$1.239	$1.345

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$27.37	$29.04	$27.03	$27.02	$27.16	$28.15	$27.28	$27.48

4/30/12	28.65	30.40	28.24	28.19	28.39	29.42	28.54	28.79

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	111.70%	99.47%	107.25%	104.25%	107.27%	107.27%	108.66%	101.41%	110.24%	113.29%
Annual average	29.89	27.22	28.93	28.27	28.93	28.93	29.23	27.65	29.57	30.22

1 year	15.51	8.88	14.67	9.67	14.67	13.67	14.97	10.95	15.27	15.87

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/11	1.58%	2.33%	2.33%	2.08%	1.83%	1.33%

Annualized expense ratio for the six-month period
ended 4/30/12*†	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes an increase of 0.15% from annualizing the performance fee adjustment for the six months ended 4/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2011, to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.36	$12.40	$12.40	$11.06	$9.71	$7.01

Ending value (after expenses)	$1,183.30	$1,178.40	$1,178.40	$1,179.90	$1,181.40	$1,184.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2012, use the following calculation method. To find the value of your investment on November 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.72	$11.46	$11.46	$10.22	$8.97	$6.47

Ending value (after expenses)	$1,017.21	$1,013.48	$1,013.48	$1,014.72	$1,015.96	$1,018.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Spectrum Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years ended April 30, 2012 and the period from May 18, 2009 (commencement of operations) to April 30, 2010. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Spectrum Fund as of April 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 13, 2012

17

The fund’s portfolio 4/30/12

COMMON STOCKS (73.2%)*	Shares	Value

Aerospace and defense (4.3%)
Embraer SA ADR (Brazil)	55,700	$1,929,448

General Dynamics Corp.	15,600	1,053,000

L-3 Communications Holdings, Inc.	103,472	7,609,331

Northrop Grumman Corp.	176,937	11,196,573

		21,788,352
Airlines (5.2%)
United Continental Holdings, Inc. † S	928,600	20,354,912

US Airways Group, Inc. †	591,400	6,067,764

		26,422,676
Biotechnology (4.8%)
Biospecifics Technologies Corp. †	143,852	2,121,817

Cubist Pharmaceuticals, Inc. †	532,615	22,518,962

		24,640,779
Chemicals (5.7%)
LyondellBasell Industries NV Class A (Netherlands)	381,200	15,926,536

OM Group, Inc. †	109,100	2,631,492

W.R. Grace & Co. †	177,100	10,556,931

		29,114,959
Communications equipment (11.0%)
EchoStar Corp. Class A †	1,939,921	56,354,705

		56,354,705
Consumer finance (5.7%)
Capital One Financial Corp.	519,600	28,827,408

		28,827,408
Diversified financial services (2.7%)
JPMorgan Chase & Co.	314,100	13,500,018

		13,500,018
Health-care equipment and supplies (3.4%)
OraSure Technologies, Inc. †	607,430	6,967,222

STAAR Surgical Co. †	924,895	10,146,098

		17,113,320
Health-care providers and services (0.7%)
Lincare Holdings, Inc.	148,200	3,616,080

		3,616,080
Hotels, restaurants, and leisure (3.7%)
AFC Enterprises †	629,553	10,752,765

Famous Dave’s of America, Inc. †	197,973	1,973,791

MTR Gaming Group, Inc. †	1,207,538	6,146,368

		18,872,924
Life sciences tools and services (1.1%)
Sequenom, Inc. † S	1,085,774	5,559,163

		5,559,163
Media (12.3%)
DISH Network Corp. Class A	1,874,213	59,918,590

Rentrak Corp. †	152,700	2,889,084

		62,807,674
Metals and mining (0.5%)
Horsehead Holding Corp. †	208,900	2,345,947

		2,345,947
Oil, gas, and consumable fuels (2.3%)
Cabot Oil & Gas Corp. Class A	156,834	5,511,147

Lone Pine Resources, Inc. (Canada) †	1,008,000	6,007,680

		11,518,827

18

COMMON STOCKS (73.2%)* cont.	Shares	Value

Pharmaceuticals (6.5%)
Elan Corp. PLC ADR (Ireland) †	714,800	$9,857,092

Jazz Pharmaceuticals PLC (Ireland) †	364,476	18,599,210

Medicines Co. (The) †	211,700	4,676,453

		33,132,755
Specialty retail (3.3%)
Select Comfort Corp. †	572,768	16,541,541

		16,541,541

Total common stocks (cost $314,090,121)		$372,157,128

PREFERRED STOCKS (0.2%)*	Shares	Value

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. † R	33,185	$1,015,793

Total preferred stocks (cost $797,767)		$1,015,793

SHORT-TERM INVESTMENTS (26.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	12,160,000	$12,160,000

Putnam Money Market Liquidity Fund 0.10% [e]	51,290,697	51,290,697

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, May 9, 2012	$6,250,000	6,249,750

U.S. Treasury Bills with an effective yield of 0.195%,
March 7, 2013 #	10,000,000	9,985,380

U.S. Treasury Bills with an effective yield of 0.163%,
April 4, 2013	15,000,000	14,975,040

U.S. Treasury Bills with an effective yield of 0.155%,
January 10, 2013	5,000,000	4,994,625

U.S. Treasury Bills with an effective yield of 0.141%,
October 18, 2012	5,000,000	4,996,640

U.S. Treasury Bills with an effective yield of 0.140%,
February 7, 2013	10,000,000	9,987,480

U.S. Treasury Bills with effective yields ranging from
0.119% to 0.151%, May 3, 2012	20,000,000	19,999,848

Total short-term investments (cost $134,640,357)		$134,639,460

TOTAL INVESTMENTS

Total investments (cost $449,528,245)		$507,812,381

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $508,558,038.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

19

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

FUTURES CONTRACTS OUTSTANDING at 4/30/12

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index E-Mini (Long)	719	$50,099,920	Jun-12	$226,171

Total				$226,171

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$98,222,139	$—	$—

Energy	11,518,827	—	—

Financials	42,327,426	—	—

Health care	84,062,097	—	—

Industrials	48,211,028	—	—

Information technology	56,354,705	—	—

Materials	31,460,906	—	—

Total common stocks	372,157,128	—	—

Preferred stocks	1,015,793	—	—

Short-term investments	51,290,697	83,348,763	—

Totals by level	$424,463,618	$83,348,763	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$226,171	$—	$—

Totals by level	$226,171	$—	$—

The accompanying notes are an integral part of these financial statements.

20

Statement of assets and liabilities 4/30/12

ASSETS

Investment in securities, at value, including $11,542,400 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $386,077,548)	$444,361,684
Affiliated issuers (identified cost $63,450,697) (Notes 1 and 6)	63,450,697

Cash	101,415

Dividends, interest and other receivables	17,786

Receivable for shares of the fund sold	9,349,459

Receivable for investments sold	8,398,100

Total assets	525,679,141

LIABILITIES

Payable for variation margin (Note 1)	176,155

Payable for investments purchased	3,362,777

Payable for shares of the fund repurchased	722,910

Payable for compensation of Manager (Note 2)	352,706

Payable for investor servicing fees (Note 2)	117,887

Payable for custodian fees (Note 2)	4,812

Payable for Trustee compensation and expenses (Note 2)	4,543

Payable for administrative services (Note 2)	4,887

Payable for distribution fees (Note 2)	84,504

Interest payable for short sales (Note 1)	24,250

Collateral on securities loaned, at value (Note 1)	12,160,000

Other accrued expenses	105,672

Total liabilities	17,121,103

Net assets	$508,558,038

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$436,483,549

Distributions in excess of net investment income (Note 1)	(1,577,517)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	15,141,699

Net unrealized appreciation of investments	58,510,307

Total — Representing net assets applicable to capital shares outstanding	$508,558,038

(Continued on next page)

21

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($218,051,298 divided by 7,612,159 shares)	$28.65

Offering price per class A share (100/94.25 of $28.65)*	$30.40

Net asset value and offering price per class B share ($8,886,502 divided by 314,674 shares)**	$28.24

Net asset value and offering price per class C share ($44,527,184 divided by 1,579,368 shares)**	$28.19

Net asset value and redemption price per class M share ($925,762 divided by 32,613 shares)	$28.39

Offering price per class M share (100/96.50 of $28.39)*	$29.42

Net asset value, offering price and redemption price per class R share
($633,575 divided by 22,201 shares)	$28.54

Net asset value, offering price and redemption price per class Y share
($235,533,717 divided by 8,182,497 shares)	$28.79

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22

Statement of operations Year ended 4/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $303,054)	$6,026,925

Interest (including interest income of $32,558 from investments in affiliated issuers) (Note 6)	84,784

Securities lending (Note 1)	72,047

Total investment income	6,183,756

EXPENSES

Compensation of Manager (Note 2)	3,147,589

Investor servicing fees (Note 2)	1,171,585

Custodian fees (Note 2)	12,190

Trustee compensation and expenses (Note 2)	23,913

Administrative services (Note 2)	11,430

Dividend expense for short sales (Note 1)	38,595

Interest expense for short sales (Note 1)	49,076

Distribution fees — Class A (Note 2)	382,673

Distribution fees — Class B (Note 2)	52,971

Distribution fees — Class C (Note 2)	261,523

Distribution fees — Class M (Note 2)	5,060

Distribution fees — Class R (Note 2)	1,841

Other	173,275

Total expenses	5,331,721

Expense reduction (Note 2)	(8,903)

Net expenses	5,322,818

Net investment income	860,938

Net realized gain on investments (Notes 1 and 3)	24,794,269

Net realized loss on short sales (Note 1)	(1,348,732)

Net realized loss on futures contracts (Note 1)	(336,079)

Net realized gain on foreign currency transactions (Note 1)	4

Net unrealized appreciation of investments, futures contracts, and short sales during the year	13,084,333

Net gain on investments	36,193,795

Net increase in net assets resulting from operations	$37,054,733

The accompanying notes are an integral part of these financial statements.

23

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/12	Year ended 4/30/11

Operations:
Net investment income (loss)	$860,938	$(1,800,121)

Net realized gain on investments
and foreign currency transactions	23,109,462	8,600,206

Net unrealized appreciation of investments	13,084,333	37,207,119

Net increase in net assets resulting from operations	37,054,733	44,007,204

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,027,197)	—

Class B	(3,617)	—

Class C	(53,171)	—

Class M	(1,889)	—

Class R	(1,393)	—

Class Y	(1,351,192)	—

Net realized short-term gain on investments

Class A	(3,933,230)	(350,115)

Class B	(123,555)	(11,413)

Class C	(668,842)	(49,040)

Class M	(17,182)	(1,651)

Class R	(7,854)	(1,035)

Class Y	(4,060,629)	(407,051)

From net realized long-term gain on investments
Class A	(2,514,820)	(130,912)

Class B	(78,984)	(4,267)

Class C	(427,714)	(18,337)

Class M	(10,984)	(617)

Class R	(5,021)	(387)

Class Y	(2,595,769)	(152,203)

Redemption fees (Note 1)	64,089	25,436

Increase from capital share transactions (Note 4)	224,905,901	163,239,903

Total increase in net assets	245,141,680	206,145,515

NET ASSETS

Beginning of year	263,416,358	57,270,843

End of year (including distributions in excess of net
investment income of $1,577,517 and $—, respectively)	$508,558,038	$263,416,358

The accompanying notes are an integral part of these financial statements.

24

This page left blank intentionally.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	interest and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	dividend	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [c]	(in thousands)	net assets (%) [e,f]	expense (%) [e]	net assets (%)	turnover (%)

Class A
April 30, 2012	$27.37	.06 [h]	2.52	2.58	(.18)	(1.12)	(1.30)	— [b]	$28.65	10.16	$218,051	1.55	1.53	.24 [h]	96
April 30, 2011	22.69	(.30)	5.14	4.84	—	(.16)	(.16)	— [b]	27.37	21.43	116,216	1.57	1.55	(1.29)	107
April 30, 2010†	15.00	(.07) [g]	8.42	8.35	(.05)	(.61)	(.66)	— [b]	22.69	56.35 *	35,607	1.45 *[d]	1.40 *[d]	(.36) *[d,g]	82 *

Class B
April 30, 2012	$27.03	(.17) [h]	2.51	2.34	(.02)	(1.12)	(1.14)	.01	$28.24	9.34	$8,887	2.30	2.28	(.66) [h]	96
April 30, 2011	22.57	(.48)	5.10	4.62	—	(.16)	(.16)	— [b]	27.03	20.57	4,095	2.32	2.30	(2.04)	107
April 30, 2010†	15.00	(.20) [g]	8.38	8.18	—	(.61)	(.61)	— [b]	22.57	55.19 *	897	2.17 *[d]	2.12 *[d]	(1.05) *[d,g]	82 *

Class C
April 30, 2012	$27.02	(.15) [h]	2.49	2.34	(.05)	(1.12)	(1.17)	— [b]	$28.19	9.34	$44,527	2.30	2.28	(.59) [h]	96
April 30, 2011	22.57	(.48)	5.09	4.61	—	(.16)	(.16)	— [b]	27.02	20.53	16,615	2.32	2.30	(2.04)	107
April 30, 2010†	15.00	(.26) [g]	8.45	8.19	(.01)	(.61)	(.62)	— [b]	22.57	55.25 *	3,094	2.17 *[d]	2.12 *[d]	(1.29) *[d,g]	82 *

Class M
April 30, 2012	$27.16	(.06) [h]	2.49	2.43	(.08)	(1.12)	(1.20)	— [b]	$28.39	9.61	$926	2.05	2.03	(.24) [h]	96
April 30, 2011	22.63	(.42)	5.11	4.69	—	(.16)	(.16)	— [b]	27.16	20.83	544	2.07	2.05	(1.79)	107
April 30, 2010†	15.00	(.23) [g]	8.47	8.24	—	(.61)	(.61)	— [b]	22.63	55.59 *	215	1.93 *[d]	1.88 *[d]	(1.14) *[d,g]	82 *

Class R
April 30, 2012	$27.28	(.07) [h]	2.57	2.50	(.12)	(1.12)	(1.24)	— [b]	$28.54	9.87	$634	1.80	1.78	(.27) [h]	96
April 30, 2011	22.66	(.36)	5.14	4.78	—	(.16)	(.16)	— [b]	27.28	21.20	259	1.82	1.80	(1.54)	107
April 30, 2010†	15.00	(.20) [g]	8.49	8.29	(.02)	(.61)	(.63)	— [b]	22.66	55.92 *	85	1.69 *[d]	1.64 *[d]	(1.02) *[d,g]	82 *

Class Y
April 30, 2012	$27.48	.11 [h]	2.54	2.65	(.23)	(1.12)	(1.35)	.01	$28.79	10.44	$235,534	1.30	1.28	.40 [h]	96
April 30, 2011	22.72	(.25)	5.17	4.92	—	(.16)	(.16)	— [b]	27.48	21.76	125,687	1.32	1.30	(1.04)	107
April 30, 2010†	15.00	(.04) [g]	8.44	8.40	(.07)	(.61)	(.68)	— [b]	22.72	56.71 *	17,373	1.21 *[d]	1.16 *[d]	(.22) *[d,g]	82 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.91% of average net assets for the period ended April 30, 2010.

e Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

f Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of
average net assets

April 30, 2012	0.02%

April 30, 2011	0.02

April 30, 2010	0.05

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.15	0.77%

Class B	0.15	0.80

Class C	0.11	0.56

Class M	0.09	0.45

Class R	0.06	0.31

Class Y	0.14	0.68

h Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.36	1.37%

Class B	0.32	1.23

Class C	0.34	1.30

Class M	0.36	1.38

Class R	0.30	1.12

Class Y	0.34	1.29

The accompanying notes are an integral part of these financial statements.

28

Notes to financial statements 4/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through April 30, 2012.

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing a majority of the fund’s assets in equity securities of leveraged small and midsize U.S. companies, including both growth and value stocks, that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

29

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

30

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 166 futures contracts outstanding for the reporting period.

Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $11,542,400 and the fund received cash collateral of $12,160,000.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

31

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,577,517 of losses recognized during the period from November 1, 2011 to April 30, 2012 to its fiscal year ending 2013.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, unrealized gains and losses on certain futures contracts, and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $4 to decrease distributions in excess of net investment income and $4 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$67,705,376
Unrealized depreciation	(9,423,501)

Net unrealized appreciation	58,281,875
Undistributed short-term gain	13,705,078
Undistributed long-term gain	1,665,053
Post-October loss	(1,577,517)
Cost for federal income tax purposes	$449,530,506

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized

32

performance adjustment rate is +/–0.40%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.735% of the fund’s average net assets before an increase of $532,828 (0.150% of the fund’s average net assets) based on performance.

Putnam Management had agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management contract and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

33

expenses were reduced by $363 under the expense offset arrangements and by $8,540 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $374, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $110,884 and $878 from the sale of class A and class M shares, respectively, and received $6,664 and $4,215 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $388,613,880 and $265,745,018, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $53,451,866 and $54,800,598, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/12		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,112,630	$164,588,785	3,718,437	$86,226,298

Shares issued in connection with
reinvestment of distributions	269,594	6,672,441	17,730	418,078

	6,382,224	171,261,226	3,736,167	86,644,376

Shares repurchased	(3,015,930)	(77,300,651)	(1,059,909)	(23,947,958)

Net increase	3,366,294	$93,960,575	2,676,258	$62,696,418

34

	Year ended 4/30/12		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	213,888	$5,791,036	124,511	$2,870,144

Shares issued in connection with
reinvestment of distributions	7,794	190,709	638	14,884

	221,682	5,981,745	125,149	2,885,028

Shares repurchased	(58,492)	(1,486,458)	(13,398)	(298,351)

Net increase	163,190	$4,495,287	111,751	$2,586,677

	Year ended 4/30/12		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,182,816	$31,426,060	548,522	$12,541,611

Shares issued in connection with
reinvestment of distributions	35,457	866,210	2,190	51,108

	1,218,273	32,292,270	550,712	12,592,719

Shares repurchased	(253,761)	(6,479,080)	(72,952)	(1,660,088)

Net increase	964,512	$25,813,190	477,760	$10,932,631

	Year ended 4/30/12		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	17,150	$462,385	12,911	$302,568

Shares issued in connection with
reinvestment of distributions	1,203	29,553	97	2,268

	18,353	491,938	13,008	304,836

Shares repurchased	(5,770)	(143,931)	(2,497)	(55,718)

Net increase	12,583	$348,007	10,511	$249,118

	Year ended 4/30/12		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	13,777	$363,356	9,435	$218,206

Shares issued in connection with
reinvestment of distributions	578	14,268	60	1,422

	14,355	377,624	9,495	219,628

Shares repurchased	(1,655)	(45,254)	(3,723)	(91,082)

Net increase	12,700	$332,370	5,772	$128,546

	Year ended 4/30/12		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,189,858	$194,122,184	5,525,754	$127,985,713

Shares issued in connection with
reinvestment of distributions	269,029	6,682,682	19,480	460,701

	7,458,887	200,804,866	5,545,234	128,446,414

Shares repurchased	(3,850,661)	(100,848,394)	(1,735,731)	(41,799,901)

Net increase	3,608,226	$99,956,472	3,809,503	$86,646,513

35

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Equity contracts	appreciation	$226,171*	Payables	$—

Total		$226,171		$—

* Includes cumulative appreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$(336,079)	$(336,079)

Total	$(336,079)	$(336,079)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$226,171	$226,171

Total	$226,171	$226,171

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $32,558 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $335,564,651 and $337,737,384, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit, and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

36

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,217,328 as a capital gain dividend with respect to the taxable year ended April 30, 2012, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 18.78% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 27.67%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

37

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

38

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

39

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

40

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Ravi Akhoury	Chief Compliance Officer
One Post Office Square	Barbara M. Baumann
Boston, MA 02109	Charles B. Curtis	Mark C. Trenchard
	Robert J. Darretta	Vice President and
Investment Sub-Manager	John A. Hill	BSA Compliance Officer
Putnam Investments Limited	Paul L. Joskow
57–59 St James’s Street	Elizabeth T. Kennan	Robert T. Burns
London, England SW1A 1LD	Kenneth R. Leibler	Vice President and
	Robert E. Patterson	Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	W. Thomas Stephens	Vice President
One Post Office Square
Boston, MA 02109	Officers	Judith Cohen
	Robert L. Reynolds	Vice President, Clerk and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Michael Higgins
Boston, MA 02109	Executive Vice President,	Vice President, Senior Associate
	Principal Executive	Treasurer and Assistant Clerk
Custodian	Officer, Treasurer and
State Street Bank	Compliance Liaison	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Steven D. Krichmar	Assistant Treasurer and
Legal Counsel	Vice President and	Proxy Manager
Ropes & Gray LLP	Principal Financial Officer
Susan G. Malloy
Independent Registered	Janet C. Smith	Vice President and
Public Accounting Firm	Vice President, Assistant	Assistant Treasurer
KPMG LLP	Treasurer and Principal
Accounting Officer

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN106
274567 6/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2012	$41,599	$--	$3,350	$ —
April 30, 2011	$34,707	$--	$3,150	$ —

For the fiscal years ended April 30, 2012 and April 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,350 and $3,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2012	$ —	$ —	$ —	$ —

April 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Annual report 4|30|12

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Federal tax information	39

About the Trustees	40

Officers	42

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities across a wide range of stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Sometimes they are in small, fast-growing companies. Sometimes they are in older, large companies whose stocks are undervalued.

Of course, it is impossible to predict which type of company will lead the market at any given time. That is why, for investors looking to capture gains with less volatility, a time-tested strategy is to target the widest possible range of stocks. This is the approach of Putnam Multi-Cap Core Fund, which has the flexibility to invest in growth and value stocks of small, midsize, and large companies.

The fund’s manager is an experienced stock investor who can seek opportunities across the entire universe of publicly traded U.S. companies. He can invest in growth stocks, which offer above-average growth potential, as well as value stocks, which are attractively priced in relation to the company’s earnings and growth potential.

The manager’s “go anywhere” approach is backed by a disciplined investment process and a strong research team. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking information that hasn’t already factored into stock prices.

While the behavior of the stock market can be unpredictable, a flexible, but disciplined investment approach may be the best way to seek opportunities.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

Jerry, the equity markets have been on a roller-coaster ride. What can you tell us about market conditions during the 12 months ended April 30, 2012?

The equity markets reflected two distinct market environments, with stock prices being driven more by macroeconomic events than by corporate fundamentals. In the first half, uncertainty remained high as large macro challenges weighed on investor confidence. The deterioration in the European sovereign debt situation combined with weak U.S. economic data and slowing growth in China — two regions investors hoped would provide some counterweight to Europe’s ailing economy — weighed heavily on the markets. As a result, investors shifted out of the more vulnerable cyclical sectors, whose fates are tied to economic growth, into more defensive, lower-risk sectors that tend to be resilient in slower-growth periods. Given the more somber mood of investors, the defensive sectors of the economy, namely, utilities, consumer staples, and health care, were the relatively better-performing sectors of the market, although all sectors posted negative results for the first six months of the reporting period.

Investor confidence improved markedly in the second half of the reporting period. Economic data including housing, jobs, consumer confidence, and spending were either stable or slowly improving — suggesting that U.S. growth, and the global economic outlook for that matter, might not be as bleak as first

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

thought. In addition, the European Central Bank’s Long-Term Refinancing Operation, initiated in December 2011 and expanded in February 2012, further reassured the markets. These positive developments were enough to tempt cautious investors who had waited out the uncertainty in lower-risk investments to shift assets into higher-risk strategies, such as equities and high-yield bonds. Investors who held stocks were rewarded for their higher risk tolerance, as stocks generally outperformed bonds, and U.S. stocks beat non-U.S. stocks by a wide margin in the second half.

How did Putnam Multi-Cap Core Fund perform amid this volatility?

The fund’s performance trajectory mirrored that of the broader markets, with the first half marked by fear-based selling and the second half by a risk-on rally. During the first half of the reporting period, the fund’s stocks — no matter their market capitalization — retreated, contributing to disappointing performance for the first half of the period. With the return of confidence and the rebound in the second half of the reporting period, the fund’s focus on U.S. stocks and its pro-cyclical bias toward companies that tend to do well in rising markets was rewarding, leading the fund to outperform its benchmark, the Russell 3000 Index, during that time.

The second-half rally helped to offset losses from earlier in the fiscal year, contributing to positive results for the 12 months ended April 30, 2012, although the fund lagged its benchmark. The fund outperformed the average return for its Lipper peer group, Multi-Cap Core Funds, for the same period.

Were there any changes in strategy during the period?

The fund’s central strategy remains focused on prudent stock picking across all market capitalizations and investment styles in pursuit of capital appreciation. This “go-anywhere” approach means that I have the flexibility to select from stocks of fast-growing, small businesses to maturing,

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6

midsize companies to large, established corporations. Consequently, the fund can hold stocks throughout a company’s entire growth cycle, without the capitalization restraints that might force me to sell holdings that get too large. Across this universe of U.S. companies, I add another layer of diversification in my selection process by spreading the fund’s holdings across growth stocks that offer above-average growth potential and value stocks with attractive valuations relative to the company’s growth potential. We think this broad diversification allows us to build a well-rounded portfolio of the best companies, each with its own unique story.

While I don’t manage the fund from a sector allocation perspective, overweight positions in consumer discretionary, industrials, and energy served the fund well during the period. Health care and information technology, while positive contributors, detracted from results relative to the benchmark.

Could you share some of the stocks that held up well amid the volatility?

The fund’s top performer for the period was Zillow, a web-based real-estate information business that provides valuable data to consumers and realtors. With a database of over 100 million properties, traffic to its website increased at an extremely fast pace, and advertising revenue climbed. We participated in Zillow’s initial public offering [IPO] in July 2011, and the stock subsequently soared. I sold the stock shortly after the IPO, because its price surpassed what we considered fair value.

Spirit Airlines, another successful IPO investment for the fund, is a Florida-based airline that offers ultra-low fares for flights to

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/12. Short-term holdings are excluded. Holdings will vary over time.

7

and from South Florida, the Caribbean, and Latin America. The stock came to market in May 2011 but didn’t begin to climb until October 2011 when the company reported significant increases in passenger traffic. I subsequently added to the position when the stock fell below its issuance price on fears over its business model. I think the company does a great job of selling seats on its flights for about 25% less than other carriers in its market, because it is targeting a non-typical flyer who is willing to travel at inconvenient times, very late at night or very early in the morning.

Another top performer was GNC Holdings, a fast-growing health and wellness retailer with an expanding footprint and online presence. The company is fully integrated and is a great play on the secular interest in nutrition and wellness. We participated in GNC’s IPO as well as two subsequent offerings to buy shares during the period. Investments in Fortune Brands Home & Security benefited from increased consumer spending for home repairs and remodeling and stronger-than-expected sales in the first quarter of 2012.

Which holdings detracted from performance?

The fund’s investments in the drug manufacturer Pain Therapeutics proved disappointing following Pain’s announcement last June that its key drug, Remoxy, failed to gain FDA approval. Remoxy is an oxycodone-based pain reliever designed to resist attempts at abuse. Given the uncertainty surrounding the timing of, or even the eventuality of the drug’s approval, we sold the stock in July. Camelot Information Systems, a holding company for informational technology businesses in China, provides software, system support and maintenance, and IT consulting services primarily for the financial services industry. I added the stock to the portfolio given its low valuation, but business and employee retention have been eroding. We mistakenly assumed that Camelot would be a major beneficiary of a competitor’s [Longtop Financial Technologies] fraud investigation.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

Given the challenges facing Camelot, I sold the stock in March.

Nokia, the Finnish wireless phone company, has been losing market share to competition from Apple’s iPhone and AT&T’s Android. We established a position in the stock with the expectation that Nokia’s partnering with Microsoft to produce the Lumia product line would stabilize and slightly grow market share. The most recent Lumia 900 launch has been underwhelming, but we retained the stock given its low valuation.

Do you think that 2012’s first-quarter rally will continue into the second half of the year?

We remain cautious about the market’s recovery in the coming months. The first quarter’s stunning gains can partly be characterized as a relief rally, in our opinion. U.S. economic growth continues to modestly improve, and healthy corporate earnings remain a driving force for stock performance. But clouds remain on the horizon. In the weeks following the close of the reporting period, political elections in France and Greece, the impact of austerity measures across the eurozone, and the announcement of huge trading losses by JPMorgan produced another wave of uncertainty across financial markets and falling stock prices. We think investors are erring on the side of caution and need to see legitimate stability before we can expect a solid recovery in stock prices.

Thank you, Jerry, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

Gasoline prices have dropped in recent weeks from the year-to-date high of $3.94 reached on April 2. As of June 4, 2012, the average price of a gallon of regular gasoline fell to $3.61, the U.S. Energy Information Administration reported. Driving the price declines were waning concerns over Iran’s nuclear program as well as sluggish demand from slow-growing economies in the United States and Europe. Meanwhile, the crude oil supply situation has improved, with some refineries that were slated for closure now coming back online. The recent drop in prices at the pump has led analysts to recalibrate their price predictions for the summer driving season. Just months ago, some predicted that gas prices could shoot above $4 a gallon and reach $5 by the summer. Now those price increases appear unlikely. Because high gas prices can hinder economic growth, falling prices could help by putting more money back into consumers’ pockets.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	33.05%	25.40%	31.40%	27.40%	31.44%	31.44%	31.94%	27.35%	32.53%	33.55%
Annual average	19.55	15.20	18.62	16.35	18.64	18.64	18.92	16.32	19.25	19.83

1 year	2.67	–3.25	1.86	–2.97	1.83	0.87	2.07	–1.49	2.40	2.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y have no initial sales charge or CSDC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 4/30/12

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	25.95%	20.58%
Annual average	15.52	12.37

1 year	3.40	–0.88

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 4/30/12, there were 746 and 699 funds, respectively, in this Lipper category.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $13,140 ($12,740 with contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $13,144, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,735 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,253 and $13,335, respectively.

Fund price and distribution information For the 12-month period ended 4/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.040		$0.003	—	—		$0.010	$0.069

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.590		0.590	$0.590	$0.590		0.590	0.590

Total	$0.630		$0.593	$0.590	$0.590		$0.600	$0.659

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$12.74	$13.52	$12.69	$12.70	$12.72	$13.18	$12.73	$12.76

4/30/12	12.37	13.12	12.26	12.27	12.32	12.77	12.36	12.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

11

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	34.88%	27.12%	33.33%	29.33%	33.37%	33.37%	33.76%	29.11%	34.35%	35.38%
Annual average	21.78	17.12	20.85	18.45	20.88	20.88	21.11	18.32	21.46	22.07

1 year	7.28	1.15	6.46	1.46	6.52	5.52	6.67	2.92	7.01	7.55

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/11*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Total annual operating expenses for the fiscal year
ended 4/30/11	4.56%	5.31%	5.31%	5.06%	4.81%	4.31%

Annualized expense ratio for the six-month period
ended 4/30/12†	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2011, to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.13	$11.09	$11.09	$9.77	$8.45	$5.80

Ending value (after expenses)	$1,139.40	$1,134.90	$1,134.50	$1,135.90	$1,137.50	$1,140.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2012, use the following calculation method. To find the value of your investment on November 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.72	$10.47	$10.47	$9.22	$7.97	$5.47

Ending value (after expenses)	$1,018.20	$1,014.47	$1,014.47	$1,015.71	$1,016.96	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders
of Putnam Multi-Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the fund), a series of Putnam Funds Trust (the trust), including the fund’s portfolio, as of April 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended April 30, 2012 and the period from September 24, 2010 (commencement of operations) to April 30, 2011. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Core Fund as of April 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 12, 2012

17

The fund’s portfolio 4/30/12

COMMON STOCKS (97.5%)*	Shares	Value

Aerospace and defense (3.8%)
Embraer SA ADR (Brazil)	927	$32,111

General Dynamics Corp.	421	28,418

Honeywell International, Inc.	1,165	70,669

L-3 Communications Holdings, Inc.	728	53,537

Northrop Grumman Corp.	652	41,259

Precision Castparts Corp.	155	27,337

Raytheon Co.	307	16,621

United Technologies Corp.	510	41,636

		311,588
Air freight and logistics (0.6%)
United Parcel Service, Inc. Class B	693	54,151

		54,151
Airlines (1.0%)
Delta Air Lines, Inc. †	991	10,861

Southwest Airlines Co.	3,695	30,595

Spirit Airlines, Inc. †	1,193	28,656

United Continental Holdings, Inc. †	619	13,568

		83,680
Auto components (0.5%)
Allison Transmission Holdings, Inc. †	850	17,765

Autoliv, Inc. (Sweden)	405	25,410

		43,175
Automobiles (0.5%)
Ford Motor Co.	3,663	41,319

		41,319
Beverages (2.0%)
Coca-Cola Co. (The)	452	34,497

Coca-Cola Enterprises, Inc.	2,129	64,125

Constellation Brands, Inc. Class A †	759	16,394

Molson Coors Brewing Co. Class B	451	18,753

PepsiCo, Inc.	405	26,730

		160,499
Biotechnology (1.6%)
Amgen, Inc.	250	17,778

Celgene Corp. †	246	17,938

Cubist Pharmaceuticals, Inc. †	811	34,289

Gilead Sciences, Inc. †	669	34,795

Verastem, Inc.	2,622	27,216

		132,016
Building products (0.4%)
Fortune Brands Home & Security, Inc. †	1,651	37,544

		37,544
Capital markets (3.0%)
Ameriprise Financial, Inc.	276	14,962

Apollo Global Management, LLC. Class A	1,838	23,600

Bank of New York Mellon Corp. (The)	2,164	51,179

Goldman Sachs Group, Inc. (The)	393	45,254

Manning & Napier, Inc. †	1,045	15,153

Morgan Stanley	2,153	37,204

18

COMMON STOCKS (97.5%)* cont.	Shares	Value

Capital markets cont.
State Street Corp.	614	$28,379

SWS Group, Inc.	5,222	29,452

		245,183
Chemicals (3.1%)
Celanese Corp. Ser. A	506	24,521

CF Industries Holdings, Inc.	124	23,939

Dow Chemical Co. (The)	1,513	51,260

E.I. du Pont de Nemours & Co.	741	39,614

Huntsman Corp.	1,393	19,725

LyondellBasell Industries NV Class A (Netherlands)	626	26,154

Monsanto Co.	516	39,309

W.R. Grace & Co. †	493	29,388

		253,910
Commercial banks (2.6%)
PNC Financial Services Group, Inc.	582	38,598

U.S. Bancorp	1,888	60,737

UMB Financial Corp.	547	26,283

Wells Fargo & Co.	2,641	88,289

		213,907
Commercial services and supplies (0.3%)
Republic Services, Inc.	843	23,073

		23,073
Communications equipment (2.3%)
Cisco Systems, Inc.	2,645	53,297

Motorola Solutions, Inc.	280	14,288

Nokia Corp. ADR (Finland)	6,241	22,780

Polycom, Inc. †	698	9,262

Qualcomm, Inc.	1,196	76,353

Sycamore Networks, Inc. †	859	13,392

		189,372
Computers and peripherals (3.8%)
Apple, Inc. †	342	199,810

EMC Corp. †	1,947	54,925

Hewlett-Packard Co.	1,410	34,912

SanDisk Corp. †	479	17,728

		307,375
Construction and engineering (0.3%)
KBR, Inc.	630	21,332

		21,332
Consumer finance (1.1%)
Capital One Financial Corp.	768	42,609

Discover Financial Services	1,287	43,629

		86,238
Containers and packaging (0.3%)
Owens-Illinois, Inc. †	933	21,692

		21,692
Diversified financial services (3.4%)
Bank of America Corp.	3,476	28,190

Citigroup, Inc.	1,125	37,170

CME Group, Inc.	66	17,544

19

COMMON STOCKS (97.5%)* cont.	Shares	Value

Diversified financial services cont.
JPMorgan Chase & Co.	3,945	$169,556

Nasdaq OMX Group, Inc. (The) †	1,088	26,732

		279,192
Diversified telecommunication services (2.1%)
AT&T, Inc.	943	31,034

CenturyLink, Inc.	799	30,809

Iridium Communications, Inc. †	3,460	30,413

Verizon Communications, Inc.	2,048	82,698

		174,954
Electric utilities (1.0%)
Edison International	800	35,208

Entergy Corp.	675	44,253

		79,461
Electrical equipment (0.2%)
Hubbell, Inc. Class B	251	20,140

		20,140
Electronic equipment, instruments, and components (0.7%)
Jabil Circuit, Inc.	816	19,135

KEMET Corp. †	1,291	10,986

TE Connectivity, Ltd. (Switzerland)	785	28,621

		58,742
Energy equipment and services (1.7%)
Cameron International Corp. †	509	26,086

Diamond Offshore Drilling, Inc.	616	42,227

Nabors Industries, Ltd. †	876	14,585

Schlumberger, Ltd.	774	57,384

		140,282
Food and staples retail (2.0%)
Chefs’ Warehouse, Inc. (The) †	1,014	24,519

CVS Caremark Corp.	646	28,825

Kroger Co. (The)	1,018	23,689

Safeway, Inc.	863	17,545

Walgreen Co.	654	22,929

Wal-Mart Stores, Inc.	749	44,124

		161,631
Food products (1.0%)
Bunge, Ltd.	237	15,287

Mead Johnson Nutrition Co.	326	27,893

Post Holdings, Inc. †	1,218	36,236

		79,416
Health-care equipment and supplies (2.0%)
Baxter International, Inc.	721	39,951

Boston Scientific Corp. †	2,683	16,796

Covidien PLC (Ireland)	602	33,248

Medtronic, Inc.	531	20,284

St. Jude Medical, Inc.	699	27,065

Zimmer Holdings, Inc.	447	28,130

		165,474
Health-care providers and services (3.2%)
Aetna, Inc.	2,252	99,178

AmerisourceBergen Corp.	682	25,377

CIGNA Corp.	814	37,631

20

COMMON STOCKS (97.5%)* cont.	Shares	Value

Health-care providers and services cont.
HCA Holdings, Inc.	507	$13,648

Health Management Associates, Inc. Class A †	3,004	21,629

McKesson Corp.	272	24,864

UnitedHealth Group, Inc.	688	38,631

		260,958
Hotels, restaurants, and leisure (1.5%)
McDonald’s Corp.	492	47,945

Red Robin Gourmet Burgers, Inc. †	1,020	36,373

Wyndham Worldwide Corp.	729	36,698

		121,016
Household durables (0.4%)
Newell Rubbermaid, Inc.	1,813	32,997

		32,997
Household products (0.8%)
Colgate-Palmolive Co.	389	38,488

Procter & Gamble Co. (The)	476	30,293

		68,781
Independent power producers and energy traders (0.4%)
AES Corp. (The) †	2,877	36,020

		36,020
Industrial conglomerates (2.2%)
General Electric Co.	5,569	109,041

Tyco International, Ltd.	1,274	71,510

		180,551
Insurance (4.2%)
ACE, Ltd.	440	33,427

Allstate Corp. (The)	854	28,464

Assurant, Inc.	585	23,599

Brown & Brown, Inc.	953	25,702

Hartford Financial Services Group, Inc. (The)	850	17,468

MetLife, Inc.	2,263	81,536

Principal Financial Group	688	19,037

Prudential Financial, Inc.	962	58,239

RenaissanceRe Holdings, Ltd.	276	21,545

Travelers Cos., Inc. (The)	528	33,961

		342,978
Internet and catalog retail (1.4%)
Amazon.com, Inc. †	88	20,407

Expedia, Inc.	671	28,605

HSN, Inc.	500	19,350

Priceline.com, Inc. †	59	44,888

		113,250
Internet software and services (1.7%)
Baidu, Inc. ADR (China) †	159	21,099

eBay, Inc. †	916	37,602

Google, Inc. Class A †	100	60,523

Sohu.com, Inc. (China) †	314	16,193

		135,417
IT Services (3.6%)
Accenture PLC Class A	748	48,583

Alliance Data Systems Corp. †	377	48,441

IBM Corp.	453	93,807

21

COMMON STOCKS (97.5%)* cont.	Shares	Value

IT Services cont.
Total Systems Services, Inc.	1,858	$43,700

Unisys Corp. †	403	7,520

Visa, Inc. Class A	202	24,842

Western Union Co. (The)	1,375	25,273

		292,166
Life sciences tools and services (0.5%)
Agilent Technologies, Inc.	828	34,925

Thermo Fisher Scientific, Inc.	160	8,904

		43,829
Machinery (1.3%)
Caterpillar, Inc.	437	44,910

Parker Hannifin Corp.	571	50,071

Timken Co.	253	14,297

		109,278
Media (3.0%)
Cablevision Systems Corp. Class A	1,089	16,139

Comcast Corp. Class A	1,045	31,695

DISH Network Corp. Class A	907	28,997

Interpublic Group of Companies, Inc. (The)	3,986	47,075

Time Warner Cable, Inc.	276	22,204

Time Warner, Inc.	820	30,717

Walt Disney Co. (The)	1,554	66,993

		243,820
Metals and mining (1.1%)
Cliffs Natural Resources, Inc.	470	29,262

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	952	36,462

Teck Resources Limited Class B (Canada)	756	28,221

		93,945
Multiline retail (1.2%)
Macy’s, Inc.	1,268	52,013

Target Corp.	804	46,584

		98,597
Multi-utilities (1.3%)
Ameren Corp.	1,532	50,234

CenterPoint Energy, Inc.	1,320	26,677

DTE Energy Co.	490	27,626

		104,537
Oil, gas, and consumable fuels (7.9%)
American Midstream Partners LP	2,333	51,863

Apache Corp.	379	36,361

Chevron Corp.	954	101,658

Devon Energy Corp.	364	25,425

Exxon Mobil Corp.	1,030	88,930

Kodiak Oil & Gas Corp. †	2,000	17,700

LRR Energy LP	3,150	60,008

Marathon Oil Corp.	1,257	36,880

Noble Energy, Inc.	227	22,546

Occidental Petroleum Corp.	826	75,348

Oiltanking Partners LP (Units)	470	13,762

Royal Dutch Shell PLC ADR (United Kingdom)	354	25,325

22

COMMON STOCKS (97.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
SandRidge Mississippian Trust II †	1,025	$23,667

SandRidge Permiam Trust	1,211	28,640

Scorpio Tankers, Inc. (Monaco) †	737	4,989

Ultra Petroleum Corp. †	819	16,183

Valero Energy Corp.	623	15,388

		644,673
Paper and forest products (0.4%)
International Paper Co.	998	33,243

		33,243
Personal products (0.4%)
Avon Products, Inc.	1,368	29,549

		29,549
Pharmaceuticals (5.0%)
Abbott Laboratories	442	27,431

Jazz Pharmaceuticals PLC (Ireland) †	679	34,649

Johnson & Johnson	916	59,622

Medicines Co. (The) †	2,046	45,196

Merck & Co., Inc.	2,354	92,371

Pfizer, Inc.	5,719	131,137

ViroPharma, Inc. †	1,017	22,120

		412,526
Professional services (0.7%)
Equifax, Inc.	449	20,573

Nielsen Holdings NV †	1,211	35,385

		55,958
Real estate investment trusts (REITs) (0.3%)
Weyerhaeuser Co.	1,066	21,704

		21,704
Road and rail (0.9%)
Hertz Global Holdings, Inc. †	3,295	50,776

Union Pacific Corp.	243	27,323

		78,099
Semiconductors and semiconductor equipment (2.5%)
Advanced Micro Devices, Inc. †	5,612	41,304

Avago Technologies, Ltd. (Singapore)	532	18,343

Intel Corp.	1,672	47,485

KLA-Tencor Corp.	614	32,020

Novellus Systems, Inc. †	848	39,644

Texas Instruments, Inc.	756	24,147

		202,943
Software (3.4%)
Adobe Systems, Inc. †	1,548	51,951

CA, Inc.	690	18,230

Microsoft Corp.	3,718	119,050

Oracle Corp.	3,088	90,756

		279,987
Specialty retail (3.3%)
Advance Auto Parts, Inc.	353	32,405

AutoZone, Inc. †	46	18,223

Best Buy Co., Inc.	1,317	29,066

Express, Inc. †	1,739	41,075

Foot Locker, Inc.	1,100	33,649

23

COMMON STOCKS (97.5%)* cont.	Shares	Value

Specialty retail cont.
GNC Holdings, Inc. Class A	522	$20,389

Home Depot, Inc. (The)	636	32,938

Lowe’s Cos., Inc.	691	21,746

Rent-A-Center, Inc.	529	18,097

Staples, Inc.	1,562	24,055

		271,643
Textiles, apparel, and luxury goods (0.8%)
Coach, Inc.	889	65,039

		65,039
Thrifts and mortgage finance (0.3%)
United Financial Bancorp, Inc.	1,615	25,905

		25,905
Tobacco (1.7%)
Lorillard, Inc.	370	50,057

Philip Morris International, Inc.	982	87,899

		137,956
Trading companies and distributors (0.6%)
Air Lease Corp. †	699	16,440

WESCO International, Inc. †	467	31,004

		47,444
Transportation infrastructure (0.2%)
Fraport AG (Germany)	268	17,417

		17,417

Total common stocks (cost $7,106,632)		$7,987,572

INVESTMENT COMPANIES (0.5%)*	Shares	Value

SPDR S&P Homebuilders ETF	1,970	$42,414

Total investment companies (cost $31,933)		$42,414

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.	61	$3,632

Total convertible preferred stocks (cost $6,100)		$3,632

SHORT-TERM INVESTMENTS (2.3%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.10% [e]	190,872	$190,872

Total short-term investments (cost $190,872)		$190,872

TOTAL INVESTMENTS

Total investments (cost $7,335,537)		$8,224,490

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

24

* Percentages indicated are based on net assets of $8,190,879.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$1,030,856	$—	$—

Consumer staples	637,832	—	—

Energy	784,955	—	—

Financials	1,215,107	—	—

Health care	1,014,803	—	—

Industrials	1,040,255	—	—

Information technology	1,466,002	—	—

Materials	402,790	—	—

Telecommunication services	174,954	—	—

Utilities	220,018	—	—

Total common stocks	7,987,572	—	—

Convertible preferred stocks	—	3,632	—

Investment companies	42,414	—	—

Short-term investments	190,872	—	—

Totals by level	$8,220,858	$3,632	$—

The accompanying notes are an integral part of these financial statements.

25

Statement of assets and liabilities 4/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $7,144,665)	$8,033,618
Affiliated issuers (identified cost $190,872) (Notes 1 and 6)	190,872

Cash	5,992

Dividends, interest and other receivables	8,081

Receivable for shares of the fund sold	21,907

Receivable for investments sold	114,143

Receivable from Manager (Note 2)	4,743

Total assets	8,379,356

LIABILITIES

Payable for investments purchased	134,044

Payable for investor servicing fees (Note 2)	2,060

Payable for custodian fees (Note 2)	5,031

Payable for Trustee compensation and expenses (Note 2)	114

Payable for administrative services (Note 2)	86

Payable for distribution fees (Note 2)	1,573

Payable for auditing fees	35,338

Payable for reports to shareholders	9,678

Other accrued expenses	553

Total liabilities	188,477

Net assets	$8,190,879

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,102,286

Undistributed net investment income (Note 1)	32,905

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	166,735

Net unrealized appreciation of investments	888,953

Total — Representing net assets applicable to capital shares outstanding	$8,190,879

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($5,590,395 divided by 452,081 shares)	$12.37

Offering price per class A share (100/94.25 of $12.37)*	$13.12

Net asset value and offering price per class B share ($188,611 divided by 15,384 shares)**	$12.26

Net asset value and offering price per class C share ($353,013 divided by 28,768 shares)**	$12.27

Net asset value and redemption price per class M share ($32,744 divided by 2,658 shares)	$12.32

Offering price per class M share (100/96.50 of $12.32)*	$12.77

Net asset value, offering price and redemption price per class R share
($13,249 divided by 1,072 shares)	$12.36

Net asset value, offering price and redemption price per class Y share
($2,012,867 divided by 162,603 shares)	$12.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26

Statement of operations Year ended 4/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $913)	$148,805

Interest (including interest income of $126 from investments in affiliated issuers) (Note 6)	148

Securities lending (Note 1)	1,137

Total investment income	150,090

EXPENSES

Compensation of Manager (Note 2)	38,953

Investor servicing fees (Note 2)	22,718

Custodian fees (Note 2)	13,274

Trustee compensation and expenses (Note 2)	474

Administrative services (Note 2)	218

Distribution fees — Class A (Note 2)	12,170

Distribution fees — Class B (Note 2)	991

Distribution fees — Class C (Note 2)	2,861

Distribution fees — Class M (Note 2)	238

Distribution fees — Class R (Note 2)	60

Amortization of offering costs (Note 1)	48,634

Reports to shareholders	15,633

Auditing	35,975

Other	1,644

Fees waived and reimbursed by Manager (Note 2)	(101,971)

Total expenses	91,872

Expense reduction (Note 2)	(80)

Net expenses	91,792

Net investment income	58,298

Net realized gain on investments (Notes 1 and 3)	163,100

Net realized loss on foreign currency transactions (Note 1)	(3)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(12)

Net unrealized depreciation of investments during the year	(12,039)

Net gain on investments	151,046

Net increase in net assets resulting from operations	$209,344

The accompanying notes are an integral part of these financial statements.

27

Statement of changes in net assets

		For the period 9/24/10
		(commencement of
INCREASE IN NET ASSETS	Year ended 4/30/12	operations) to 4/30/11

Operations:
Net investment income	$58,298	$16,100

Net realized gain on investments
and foreign currency transactions	163,097	408,763

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(12,051)	901,004

Net increase in net assets resulting from operations	209,344	1,325,867

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(16,333)	(7,492)

Class B	(28)	(31)

Class C	—	(67)

Class M	—	(11)

Class R	(10)	(16)

Class Y	(8,720)	(2,335)

Net realized short-term gain on investments

Class A	(240,906)	(56,532)

Class B	(5,550)	(341)

Class C	(16,097)	(850)

Class M	(1,450)	(166)

Class R	(600)	(166)

Class Y	(74,560)	(14,357)

Redemption fees (Note 1)	2	7

Increase from capital share transactions (Note 4)	886,501	3,215,776

Total increase in net assets	731,593	4,459,286

NET ASSETS

Beginning of year (Note 5)	7,459,286	3,000,000

End of year (including undistributed net investment income
of $32,905 and $5,775, respectively)	$8,190,879	$7,459,286

The accompanying notes are an integral part of these financial statements.

28

This page left blank intentionally.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
April 30, 2012	$12.74	.10	.16	.26	(.04)	(.59)	(.63)	—	$12.37	2.67	$5,590	1.34	.83	97
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	—	12.74	29.59*	5,406	.80*	.29*	67*

Class B
April 30, 2012	$12.69	.01	.15	.16	— [b]	(.59)	(.59)	—	$12.26	1.86	$189	2.09	.07	97
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	—	12.69	29.00*	69	1.25*	(.19)*	67*

Class C
April 30, 2012	$12.70	.01	.15	.16	—	(.59)	(.59)	—	$12.27	1.83	$353	2.09	.10	97
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	—	12.70	29.08*	274	1.25*	(.22)*	67*

Class M
April 30, 2012	$12.72	.04	.15	.19	—	(.59)	(.59)	—	$12.32	2.07	$33	1.84	.34	97
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	—	12.72	29.25*	36	1.10*	(.08)*	67*

Class R
April 30, 2012	$12.73	.07	.16	.23	(.01)	(.59)	(.60)	—	$12.36	2.40	$13	1.59	.59	97
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	—	12.73	29.41*	13	.95*	.15*	67*

Class Y
April 30, 2012	$12.76	.12	.16	.28	(.07)	(.59)	(.66)	—	$12.38	2.85	$2,013	1.09	1.07	97
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	—	12.76	29.85*	1,662	.65*	.45*	67*

* Not annualized.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2012	1.48%

April 30, 2011	2.26

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 4/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through April 30, 2012.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

32

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

33

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $6,077 to decrease undistributed net investment income and $6,077 to increase to accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,100,730
Unrealized depreciation	(210,469)

Net unrealized appreciation	890,261
Undistributed ordinary income	32,905
Undistributed long-term gain	34,148
Undistributed short-term gain	131,279
Cost for federal income tax purposes	$7,334,229

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $121,586 have been fully amortized on a straight-line basis over a twelve-month period as of September 24, 2011. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

34

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $101,971 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10 under the expense offset arrangements and by $70 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

35

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,299 and $10 from the sale of class A and class M shares, respectively, and received no monies and $12 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,326,571 and $6,733,733, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 9/24/10
			(commencement of operations)
	Year ended 4/30/12		to 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	103,567	$1,235,181	126,823	$1,441,819

Shares issued in connection with
reinvestment of distributions	8,790	96,429	5,842	64,024

	112,357	1,331,610	132,665	1,505,843

Shares repurchased	(84,520)	(1,014,906)	(3,421)	(40,736)

Net increase	27,837	$316,704	129,244	$1,465,107

			For the period 9/24/10
			(commencement of operations)
	Year ended 4/30/12		to 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	11,709	$133,834	4,517	$52,290

Shares issued in connection with
reinvestment of distributions	511	5,578	34	372

	12,220	139,412	4,551	52,662

Shares repurchased	(2,266)	(26,311)	(121)	(1,423)

Net increase	9,954	$113,101	4,430	$51,239

36

			For the period 9/24/10
			(commencement of operations)
	Year ended 4/30/12		to 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	9,742	$109,082	20,514	$237,280

Shares issued in connection with
reinvestment of distributions	1,474	16,097	84	917

	11,216	125,179	20,598	238,197

Shares repurchased	(4,046)	(44,566)	—	—

Net increase	7,170	$80,613	20,598	$238,197

			For the period 9/24/10
			(commencement of operations)
	Year ended 4/30/12		to 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	158	$1,930	1,809	$21,654

Shares issued in connection with
reinvestment of distributions	132	1,450	16	177

	290	3,380	1,825	21,831

Shares repurchased	(450)	(5,193)	(7)	(90)

Net increase (decrease)	(160)	$(1,813)	1,818	$21,741

			For the period 9/24/10
			(commencement of operations)
	Year ended 4/30/12		to 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—*	$2

Shares issued in connection with
reinvestment of distributions	55	610	17	182

	55	610	17	184

Shares repurchased	—	—	—	—

Net increase	55	$610	17	$184

			For the period 9/24/10
			(commencement of operations)
	Year ended 4/30/12		to 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	53,859	$634,981	146,331	$1,645,200

Shares issued in connection with
reinvestment of distributions	7,592	83,280	1,523	16,692

	61,451	718,261	147,854	1,661,892

Shares repurchased	(29,109)	(340,975)	(18,593)	(222,584)

Net increase	32,342	$377,286	129,261	$1,439,308

*Amount represents less than one rounded share.

37

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value as of period end

Class A	252,269	55.8%	$3,120,568

Class M	1,071	40.3	13,195

Class R	1,072	100.0	13,249

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 24, 2010. Prior to September 24, 2010, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $126 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,156,121 and $1,350,734, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

38

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $34,148 as a capital gain dividend with respect to the taxable year ended April 30, 2012, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 64.95% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 71.82%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

39

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

40

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

42

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

43

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Ravi Akhoury	Chief Compliance Officer
One Post Office Square	Barbara M. Baumann
Boston, MA 02109	Charles B. Curtis	Mark C. Trenchard
	Robert J. Darretta	Vice President and
Investment Sub-Manager	John A. Hill	BSA Compliance Officer
Putnam Investments Limited	Paul L. Joskow
57–59 St James’s Street	Elizabeth T. Kennan	Robert T. Burns
London, England SW1A 1LD	Kenneth R. Leibler	Vice President and
	Robert E. Patterson	Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	W. Thomas Stephens	Vice President
One Post Office Square
Boston, MA 02109	Officers	Judith Cohen
	Robert L. Reynolds	Vice President, Clerk and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Michael Higgins
Boston, MA 02109	Executive Vice President,	Vice President, Senior Associate
	Principal Executive	Treasurer and Assistant Clerk
Custodian	Officer, Treasurer and
State Street Bank	Compliance Liaison	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Steven D. Krichmar	Assistant Treasurer and
Legal Counsel	Vice President and	Proxy Manager
Ropes & Gray LLP	Principal Financial Officer
Susan G. Malloy
Independent Registered	Janet C. Smith	Vice President and
Public Accounting Firm	Vice President, Assistant	Assistant Treasurer
KPMG LLP	Treasurer and Principal
Accounting Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN115
274572 6/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2012	$32,405	$--	$2,900	$ —
April 30, 2011*	$28,251	$--	$2,750	$ —

*	For the period September 24, 2010 (commencement of operations) to April 30, 2011.

For the fiscal years ended April 30, 2012 and April 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $2,900 and $2,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2012	$ —	$ —	$ —	$ —

April 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2012